united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Suite 2, Omaha, Nebraska, 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, New York, 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 3/31

Date of reporting period: 3/31/16

Item 1. Reports to Stockholders.

Newfound Risk Managed Global Sectors Fund

Class A Shares NFGAX

Class C Shares NFGCX

Class I Shares NFGIX

Newfound Total Return Fund

Class A Shares NFBAX

Class C Shares NFBCX

Class I Shares NFBIX

Newfound Multi-Asset Income Fund

Class A Shares NFMAX

Class C Shares NFMCX

Class I Shares NFMIX

Newfound Risk Managed U.S. Sectors Fund

Class A Shares NFDAX

Class C Shares NFDCX

Class I Shares NFDIX

Annual Report

March 31, 2016

Dear Shareholders,

We are pleased to provide our second Annual Letter to Shareholders.

Market uncertainty was elevated for much of the Fund’s fiscal year. The VIXi spiked above 40 in August 2015 and above 28 in February 2016. Both of these levels were the highest since 2011. In fact, the August 2015 reading was on par with late 2008 and early 2009.

A number of markets and asset classesii experienced drawdownsiii in excess of 25%, including:

-	Commodities: Natural Gas (UNG), Oil (USO), and Base Metals (DBB)

-	Sectors: Small-Cap Energy (PSCE), International Industrials (IPN), International Energy (IPW), Large-Cap Energy (XLE), Small-Cap Materials (PSCM), and International Materials (IRV)

-	Foreign Developed: Norway (ENOR), Australia (EWA), Canada (EWC), and Singapore (EWS)

-	Emerging Markets: Brazil (EWZ), South Africa (EZA), Indonesia (EIDO), Turkey (TUR), Peru (EPU), China (MCHI), Poland (EPOL), Malaysia (EWM), United Arab Emirates (UAE), Russia (ERUS), Taiwan (EWT), Chile (ECH), South Korea (EWY), Thailand (THD), and Qatar (QAT)

-	Alternatives: MLPs (AMJ)

Yet, the S&P 500iv kept plugging along, returning a respectable, yet boring 1.78%. Perhaps more frustratingly, many common risk management approaches were a drag on performance.

In the eyes of many investors, this performance drag was equated with the idea that “risk management techniques didn’t work.”

Global diversification didn’t work. The global equity market, as measured by the MSCI ACWI Net Return Indexv, was down 4.33%. Options didn’t work. The CBOE S&P 500 95-110 Collar Indexvi, which measures the performance of a simple collar overlay on the S&P 500, was down 4.79%. Managed futures didn’t work. The S&P Systematic Global Macro Index Total Return Indexvii was down 4.96%. Tactical equity didn’t work. The Pacer Wilshire U.S. Large Cap Trendpilot Indexviii was down 10.05%. Risk parity didn’t work. The Salient Risk Parity Indexix was down 6.42%.

Just about the only risk management approach that did work was a boring allocation to bonds. The Barclays Aggregate Bond Indexx actually outpaced the S&P 500 by about 0.2%.

Six different approaches to risk management. Five swings and misses. At least that’s what many in the marketplace would have you believe.

Of course, judging the performance of any stock, asset class, or strategy on the basis of one-year performance can be hazardous to your wealth. After all, even the Oracle of Omaha, Warren Buffett, occasionally underperforms over the short-term. For example, going back to the early 1980s, Berkshire Hathaway A Shares have underperformed the S&P 500 in about 1/3 of rolling one-year periods.

And sometimes this underperformance is significant. There were 70, 28, and 10 one-year periods where Warren Buffett underperformed the S&P 500 by at least 10%, 20%, or 30%, respectively. From February 1999 to February 2000, Berkshire lost 38.12% compared to an 11.73% gain for the S&P 500, an astonishing 50% of underperformance for the man with perhaps the best track record of all time.

However, the fact that short-term performance and long-term performance are not necessarily correlated does not get us off the hook from thinking critically about portfolio behavior. For risk managers, the last twelve months were often frustrating. Fortunately, frustrating markets can help reinforce some key lessons about risk management strategies.

To explore these lessons, let’s consider a simple analogy. Say you are thinking about buying a beachfront home somewhere along Hurricane Alley. You are (rightfully) concerned about the possibility of a major storm tanking your investment.

There are many ways you could try to manage this risk.

You could buy insurance. This would be like buying put options or a collarxi to seek to protect your equity portfolio. You pay a premium upfront for a payoff in the event of a loss. The downside is that you pay the premium regardless of whether or not a disaster occurs. Additionally, there is the risk that the premiums spike in the future if insurance companies find offering this type of protection unprofitable.

Instead of insurance, you could opt for a property further inland, but still with convenient beach access. This would be akin to a fixed income allocation. You take some risk off the table, but also lose out on the waterfront views and other advantages of being right on the beach.

Another option would be to split your funds in half and buy two smaller places in different states, reducing the chances of your entire investment getting wiped out in a single storm. This approach is similar to risk parity or global diversification. While this may reduce your chances of a 100% loss, a 50% loss is still no joke. Not to mention the amenities you may give up by lowering your price range or the effort required to upkeep two separate properties.

Finally, we could think outside the box a bit and decide to forego buying all together, instead using the money to rent homes in different locations each year. This certainly lowers risk of loss, but also creates the headache of having to plan for a new destination each year. This is comparable to the more opportunistic nature of tactical equity or managed futures strategies.

One key similarity across all of these approaches is that each has its own trade-offs and costs.

The same can be said for portfolio risk management. Employing options requires paying premiums to buy puts (or losing upside when callsxii are sold to fund these premiums as in the case of a collar). Fixed income allocations cap equity exposure, which can mute returns during bull markets. Managed futures and tactical equity strategies are exposed to whipsaws – buying high and selling low - when persistent trends are not available to be harvested.

Over the last 10 years, the S&P 500 has had three distinct uptrends: March 2006 to October 2007, February 2009 to April 2011, and February 2012 to February 2015. During these periods, the S&P 500 had an annualized total return of 22.5%. With large losses not materializing, risk management was a drag across the board. Below, we list the annualized return drag for different risk management approaches. Annualized return drag is defined as the annualized return difference between the index in question and the S&P 500.

-	Tactical Equity: 6.9%

-	Fixed Income: 8.9%

-	Option Overlay: 9.5%

-	Risk Parity: 11.5%

-	Managed Futures: 14.7%

Risk Management Takeaway #1: Risk management isn’t free, especially when the event you are trying to protect against doesn’t materialize.

Continuing with our analogy, say you elected to buy the oceanfront house and manage risk through insurance. A year goes by and your house is still in pristine shape. From pure return perspective, you would have been better off foregoing the policy. Does this mean insuring the house was a bad decision? Of course it doesn’t.

On the other hand, if the insurance company went bankrupt and was unable to payout on the policy, it would be an entirely different story. The policy would have failed as a risk management tool.

Risk Management Takeaway #2: Evaluate risk management techniques on how well they managed risk. They are called risk mitigators, not return enhancers, for a reason.

In this same vein, risk management techniques largely make sense because the future is uncertain. As a result, it can be dangerous to evaluate risk management approaches with the benefit of 20/20 hindsight.

Take trend followingxiii as an example. Suppose a trend follower sells his equity exposure because momentum has turned negative. Equities then snap back and the manager is whipsawed on the trade. Is this whipsaw bad in and of itself? The answer will depend largely on context. From a pure return perspective, yes the trade may have contributed to underperformance.

Had the manager not sold equities, the short-term result may have been better. But a decision to stay in equities may have called into question the strategy’s potential value as a risk management tool. What if equities had not snapped back, but instead crashed?

Risk Management Takeaway #3: Hindsight provides outcome certainty that risk managers do not have the benefit of in real time. A decision that looks costly with the benefit of hindsight can still be correct and consistent with a strategy’s process and long-term value proposition.

Finally, it’s important to remember that no approach to risk management is perfect. If you opt to forego the beachfront house for something a bit farther inland, it doesn’t mean that a storm can’t still deliver a solid blow.

The same can be said for portfolio management. For example, tactical equity, since it’s generally momentum-based, has historically best managed risk during downturns with strong negative momentum like what occurred during the global financial crisis. On the other hand, tactical equity approaches have struggled when markets are volatile and range bound. Alternatively, an allocation to fixed income performed better during the range bound market of the last twelve months.

Risk Management Takeaway #4: No single risk management approach is perfectly suited for all environments. We advocate that clients use multiple risk management strategies, diversifying the idiosyncratic risks of any one approach just like you would diversify single stock risk in an equity portfolio.

Performance and Positioning Review

For the one-year period that ended March 31, 2016, the Newfound Risk Managed Global Sectors Fund returned -8.33%, -9.00%, and -7.95% on a total-return basis for the Class A shares, Class C shares, and Class I shares, respectively. This compares to -4.33% for the MSCI ACWI Net Return Index (“ACWI”) and 0.92% for the Barclays U.S. 1-3 Year Treasury Bond Indexxiv.

Four of the eleven sectors in the universe were positive for the period. These sectors were Consumer Staples (+8.7%), Utilities (+7.3%), Telecommunications (+5.4%), and Technology (+4.3%). Industrials (-0.5%), Consumer Discretionary (-0.9%), and Infrastructure (-3.7%), were down, but managed to outperform ACWI. Rounding out the sector universe, Health Care (-8.1%), Financials (-11.3%), Materials (-13.7%), and Energy (-14.4%) all underperformed ACWI.

The Fund’s average equity exposure during the fiscal year was approximately 75%. From a sector perspective, our largest average positions were in Consumer Staples, Technology, and Consumer Discretionary. Our smallest positions were in Materials, Infrastructure, and Energy.

Broadly speaking, we can divide the year into five periods. From March 31, 2015 through May 21, 2015, ACWI gained 4.66%. During this period, the Fund was fully invested in equities. Nine of the eleven sectors in the universe were included in the portfolio for this entire period with the two exceptions being Utilities and Energy. We eliminated Utilities exposure in early May and avoided Energy for the entire period.

From May 21, 2015 through September 29, 2015, ACWI was down 14.91%. About 75% of this sell-off occurred from late July to late August. During this time, we increased the Fund’s defensive position in short-term Treasuries from 0% to 100% as our momentum signals on all eleven sectors turned negative. This defensive move was able to eliminate approximately one-third of the downside as the Fund was only down 10.19% (I Share).

Following this sell-off, ACWI rallied 10.62% through early November. This rally was enough to push our signals on Industrials, Technology, Utilities, Consumer Staples, and Consumer Discretionary to neutral or positive. As these sectors were reintroduced into the portfolio, the short-term Treasury position was gradually reduced to approximately 37.5%.

After this brief respite, downside equity volatility resumed as ACWI lost 14.16% from November 2, 2015 through February 11, 2016. As a result, all sector signals, with the exception of Consumer Staples, returned to a negative state. The Fund entered February with a short-term U.S. Treasuries position of nearly 80%. Once again, the defensive trade paid dividends as the Fund was down only 5.82% (I Share) for the period.

In a repeat of the market action from the 4th quarter of 2015, ACWI followed this sell-off with a rapid rebound of 13.12% through the end of the Fund’s fiscal year. This upward momentum caused a number of sector signals to turn neutral or positive. The Fund ended the period with a small defensive position of approximately 3% and allocations to eight of the eleven sectors in the universe. Most notably, we added a position in the Energy sector for the first time since October 2014.

From a return perspective, the Fund’s relative performance vs. ACWI can be decomposed into four parts:

1.	Equal sector weight base portfolio vs. the market-cap weighted ACWI

2.	Tactical momentum signals

3.	Rules regarding use of portfolio capital (i.e. reallocating capital from sectors with negative momentum to sectors with positive momentum, subject to single sector caps)

4.	Rebalance methodology including dollar cost averagingxv and trade optimizationxvi.

The equal sector weight base portfolio was additive to performance as the average return across the eleven sectors in the universe was -2.45% compared to -4.33% for ACWI. The equal sector weight portfolio benefited from the underperformance of the largest sector in ACWI (Financials) and outperformance of the smallest sector in ACWI (Utilities).

The tactical momentum signals also positively contributed to performance. Decisions to underweight or entirely avoid Energy, Materials, Financials, and Health

Care more than made up for whipsaws in Technology, Industrials. Consumer Discretionary, and Consumer Staples.

The benefits from the equal sector weight base portfolio and the tactical momentum signals were offset by negative contributions from our weighting and rebalance methodologies. The lion’s share of the re-allocation underperformance occurred from early November 2015 to early January 2016 as a handful of positive signal changes increased our equity exposure prior to the January market volatility. Our rebalance methodology moderately detracted from performance over the last twelve months.

Looking Ahead

At Newfound Research, we utilize a fully quantitative, rule-driven process to govern our investment decisions. While we expect portfolio positioning to change from time-to-time in response to rotational trends that may be emerging between asset classes, as a firm, we do not hold an opinion on near-or-long term economic outlooks. As we closed the fiscal year, our portfolio positioning can be instructive as to how our models are interpreting economic and political information flow into the market as it is reflected in price level changes of the asset classes that we track.

As of March 31, 2016, we were invested materially in eight of the eleven sectors in our universe. The three sectors excluded from the portfolio were Health Care, Financials, and Infrastructure. We would need a correction of approximately 8% for a cash equivalents position to be initiated and a sell-off of more than 15% for the portfolio to go fully to cash equivalents.

We thank you for your continued support and for allowing us to serve you and the Fund.

Sincerely,

Corey Hoffstein, Chief Investment Officer

Justin Sibears, Managing Director

NLD Code: 5264-NLD-05/04/2016

[i]	The CBOE Volatility Index (“VIX”) is a popular measured of the implied volatility of S&P 500 index options. Often referred to as the fear index or fear gauge, the VIX represents one measure of the market’s expectation of stock market volatility over the next 30-day period.

ii	Returns represented by ETFs and ETNs disclosed in parenthesis.

iii	Drawdown is a measure of the decline of a security from its historical peak over a historical period.

iv	The S&P 500 Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies listed in the United States and captures approximately 80% of available market capitalization.

[v]	The MSCI ACWI Net Return Index is the version of the MSCI ACWI Index that includes the reinvestment of dividends and the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI ACWI Index is a capitalization-weighted index that includes large and mid-cap companies from 23 Developed Market and 23 Emerging Market countries. With 2,468 constituents as of November 30, 2014, the index covers approximately 85% of the global investable equity opportunity set.

vi	The CBOE S&P 500 95-110 Collar Index is designed to provide investors with insights as to how one might protect an investment in S&P 500 stocks against steep market declines using options. The index accepts a ceiling or a cap on S&P 500 gains in return for a floor on S&P 500 losses. The passive collar strategy reflected by the index entails: a) holding the stocks in the S&P 500 index; b) buying three-month S&P 500 (SPX) put options to protect this S&P 500 portfolio from market decreases; and c) selling one-month S&P 500 (SPX) call options to help finance the cost of the put positions.

vii	The S&P Systematic Global Macro Index seeks to measure statistically relevant price trends of certain globally traded liquid futures contracts by systematically investing with long, short, or no positions. The index is meant to represent the general level of volatility taken by managers in the global macro and managed futures/Commodity Trading Advisors (CTA) universe, while still being subject to leverage constraints.

viii	The Pacer Wilshire U.S. Large Cap Trendpilot Index utilizes a systematic trend-following strategy that provides exposure to either the Wilshire US Large-Cap Total Return Index, the Cash Rate, or 50 percent of each, depending on the relative performance of the Wilshire US Large-Cap Total Return Index on a simple historical moving average basis.

ix	The Salient Risk Parity Index is a quantitatively driven global asset allocation index that seeks to weight risk equally across four asset classes – equities, rates, commodities, and credit. The Index is calculated daily, rebalanced monthly, and targets a 10% volatility level.

[x]	The Barclays Aggregate Bond Index covers the U.S. investment grade bond universe.

xi	A put option is a security that gives the owner of the put the right, but not the obligation, to sell an asset at a specified price, by a predetermined date, and to a given party (the seller of the put). A collar is an options trading strategy that is constructed by holdings shares of an underlying stock or portfolio while simultaneously buying puts and selling calls against those holdings.

xii	A call option is a security that gives the owner of the call the right, but not the obligation, to buy an asset at a specified price, by a predetermined date, and from a given party (the seller of the call).

xiii	Trend following describes a group of investment strategies that are based on the analysis of movements in a security’s price rather than on fundamental measures of value.

xiv	The Barclays U.S. 1-3 Year Treasury Bond Index measures the performance of U.S. Treasury securities that have a remaining maturity of at least one year and less than three years.

xv	Dollar cost averaging is a technique of buying or selling a fixed amount of a particular investment on a regular schedule.

xvi	Trade optimization refers to techniques meant to reduce both the quantity and size of trades in a given investment strategy.

Dear Shareholders,

We are pleased to provide our first Annual Letter to Shareholders.

Market uncertainty was elevated for much of the Fund’s fiscal year. The VIXi spiked above 40 in August 2015 and above 28 in February 2016. Both of these levels were the highest since 2011. In fact, the August 2015 reading was on par with late 2008 and early 2009.

A number of markets and asset classesii experienced drawdownsiii in excess of 25%, including:

-	Commodities: Natural Gas (UNG), Oil (USO), and Base Metals (DBB)

-	Sectors: Small-Cap Energy (PSCE), International Industrials (IPN), International Energy (IPW), Large-Cap Energy (XLE), Small-Cap Materials (PSCM), and International Materials (IRV)

-	Foreign Developed: Norway (ENOR), Australia (EWA), Canada (EWC), and Singapore (EWS)

-	Emerging Markets: Brazil (EWZ), South Africa (EZA), Indonesia (EIDO), Turkey (TUR), Peru (EPU), China (MCHI), Poland (EPOL), Malaysia (EWM), United Arab Emirates (UAE), Russia (ERUS), Taiwan (EWT), Chile (ECH), South Korea (EWY), Thailand (THD), and Qatar (QAT)

-	Alternatives: MLPs (AMJ)

Yet, the S&P 500iv kept plugging along, returning a respectable, yet boring 1.78%. Perhaps more frustratingly, many common risk management approaches were a drag on performance.

In the eyes of many investors, this performance drag was equated with the idea that “risk management techniques didn’t work.”

Global diversification didn’t work. The global equity market, as measured by the MSCI ACWI Net Return Indexv, was down 4.33%. Options didn’t work. The CBOE S&P 500 95-110 Collar Indexvi, which measures the performance of a simple collar overlay on the S&P 500, was down 4.79%. Managed futures didn’t work. The S&P Systematic Global Macro Index Total Return Indexvii was down 4.96%. Tactical equity didn’t work. The Pacer Wilshire U.S. Large Cap Trendpilot Indexviii was down 10.05%. Risk parity didn’t work. The Salient Risk Parity Indexix was down 6.42%.

Just about the only risk management approach that did work was a boring allocation to bonds. The Barclays Aggregate Bond Indexx actually outpaced the S&P 500 by about 0.2%.

Six different approaches to risk management. Five swings and misses. At least that’s what many in the marketplace would have you believe.

Of course, judging the performance of any stock, asset class, or strategy on the basis of one-year performance can be hazardous to your wealth. After all, even the Oracle of Omaha, Warren Buffett, occasionally underperforms over the short-term. For example, going back to the early 1980s, Berkshire Hathaway A Shares have underperformed the S&P 500 in about 1/3 of rolling one-year periods.

And sometimes this underperformance is significant. There were 70, 28, and 10 one-year periods where Warren Buffett underperformed the S&P 500 by at least 10%, 20%, or 30%, respectively. From February 1999 to February 2000, Berkshire lost 38.12% compared to an 11.73% gain for the S&P 500, an astonishing 50% of underperformance for the man with perhaps the best track record of all time.

However, the fact that short-term performance and long-term performance are not necessarily correlated does not get us off the hook from thinking critically about portfolio behavior. For risk managers, the last twelve months were often frustrating. Fortunately, frustrating markets can help reinforce some key lessons about risk management strategies.

To explore these lessons, let’s consider a simple analogy. Say you are thinking about buying a beachfront home somewhere along Hurricane Alley. You are (rightfully) concerned about the possibility of a major storm tanking your investment.

There are many ways you could try to manage this risk.

You could buy insurance. This would be like buying put options or a collarxi to seek to protect your equity portfolio. You pay a premium upfront for a payoff in the event of a loss. The downside is that you pay the premium regardless of whether or not a disaster occurs. Additionally, there is the risk that the premiums spike in the future if insurance companies find offering this type of protection unprofitable.

Instead of insurance, you could opt for a property further inland, but still with convenient beach access. This would be akin to a fixed income allocation. You take some risk off the table, but also lose out on the waterfront views and other advantages of being right on the beach.

Another option would be to split your funds in half and buy two smaller places in different states, reducing the chances of your entire investment getting wiped out in a single storm. This approach is similar to risk parity or global diversification. While this may reduce your chances of a 100% loss, a 50% loss is still no joke. Not to mention the amenities you may give up by lowering your price range or the effort required to upkeep two separate properties.

Finally, we could think outside the box a bit and decide to forego buying all together, instead using the money to rent homes in different locations each year. This certainly lowers risk of loss, but also creates the headache of having to plan for a new destination each year. This is comparable to the more opportunistic nature of tactical equity or managed futures strategies.

One key similarity across all of these approaches is that each has its own trade-offs and costs.

The same can be said for portfolio risk management. Employing options requires paying premiums to buy puts (or losing upside when callsxii are sold to fund these premiums as in the case of a collar). Fixed income allocations cap equity exposure, which can mute returns during bull markets. Managed futures and tactical equity strategies are exposed to whipsaws – buying high and selling low - when persistent trends are not available to be harvested.

Over the last 10 years, the S&P 500 has had three distinct uptrends: March 2006 to October 2007, February 2009 to April 2011, and February 2012 to February 2015. During these periods, the S&P 500 had an annualized total return of 22.5%. With large losses not materializing, risk management was a drag across the board. Below, we list the annualized return drag for different risk management approaches. Annualized return drag is defined as the annualized return difference between the index in question and the S&P 500.

-	Tactical Equity: 6.9%

-	Fixed Income: 8.9%

-	Option Overlay: 9.5%

-	Risk Parity: 11.5%

-	Managed Futures: 14.7%

Risk Management Takeaway #1: Risk management isn’t free, especially when the event you are trying to protect against doesn’t materialize.

Continuing with our analogy, say you elected to buy the oceanfront house and manage risk through insurance. A year goes by and your house is still in pristine shape. From pure return perspective, you would have been better off foregoing the policy. Does this mean insuring the house was a bad decision? Of course it doesn’t.

On the other hand, if the insurance company went bankrupt and was unable to payout on the policy, it would be an entirely different story. The policy would have failed as a risk management tool.

Risk Management Takeaway #2: Evaluate risk management techniques on how well they managed risk. They are called risk mitigators, not return enhancers, for a reason.

In this same vein, risk management techniques largely make sense because the future is uncertain. As a result, it can be dangerous to evaluate risk management approaches with the benefit of 20/20 hindsight.

Take trend followingxiii as an example. Suppose a trend follower sells his equity exposure because momentum has turned negative. Equities then snap back and the manager is whipsawed on the trade. Is this whipsaw bad in and of itself? The answer will depend largely on context. From a pure return perspective, yes the trade may have contributed to underperformance.

Had the manager not sold equities, the short-term result may have been better. But a decision to stay in equities may have called into question the strategy’s potential value as a risk management tool. What if equities had not snapped back, but instead crashed?

Risk Management Takeaway #3: Hindsight provides outcome certainty that risk managers do not have the benefit of in real time. A decision that looks costly with the benefit of hindsight can still be correct and consistent with a strategy’s process and long-term value proposition.

Finally, it’s important to remember that no approach to risk management is perfect. If you opt to forego the beachfront house for something a bit farther inland, it doesn’t mean that a storm can’t still deliver a solid blow.

The same can be said for portfolio management. For example, tactical equity, since it’s generally momentum-based, has historically best managed risk during downturns with strong negative momentum like what occurred during the global financial crisis. On the other hand, tactical equity approaches have struggled when markets are volatile and range bound. Alternatively, an allocation to fixed income performed better during the range bound market of the last twelve months.

Risk Management Takeaway #4: No single risk management approach is perfectly suited for all environments. We advocate that clients use multiple risk management strategies, diversifying the idiosyncratic risks of any one approach just like you would diversify single stock risk in an equity portfolio.

Performance and Positioning Review

For the one-year period that ended March 31, 2016, the Newfound Total Return Fund returned -4.19%, -4.92%, and -3.92% on a total-return basis for the Class A shares, Class C shares, and Class I shares, respectively. This compares to - 1.96% for the Barclays Aggregate Bond Indexxiv and 0.92% for the Barclays U.S. 1-3 Year Treasury Bond Indexxv.

The Fund had similar volatilityxvi (2.9%) to the Barclays Aggregate Bond Index (2.4%). It was diversified to both core stocks (correlationxvii to S&P 500 Index of 0.79) and core bonds (correlation to Barclays Aggregate Bond Index of 0.50).

The Fund is managed using three independent sleeves. We refer to these sleeves as the “Hedge,” “Income,” and “Diversification” sleeves. The “Hedge” sleeve consists of a passive allocation to long-dated U.S. Treasuries. The “Income” sleeve is managed using Newfound 4% Target Excess Yield strategy. The “Diversification” sleeve is managed using Newfound’s Dynamic Alternative strategy.

The sleeves are sized in inverse proportion to their volatility. Sleeves with higher (lower) estimated volatility receive lower (higher) allocations. We cap the allocation to any single sleeve at 50% at the time of rebalance. The average sleeve split has been approximately 49%, 40%, and 11% for the “Income,” “Diversification,” and “Hedge” sleeves, respectively.

These allocations were relatively constant during the fiscal year. The “Income” sleeve was the largest allocation and the “Hedge” sleeve was the smallest allocation for the entirety of the fiscal year. The approximate allocation bands for the three sleeves were:

-	“Income”: 41% to 51%

-	“Diversification”: 36% to 46%

-	“Hedge”: 8% to 14%

In the following sections, we will provide an overview for each of the three sleeves.

“Hedge”: Long-Dated U.S. Treasuries

30-year U.S. Treasury rates rose slightly during the fiscal year from 2.54% to 2.61%. The iShares 20+ Year Treasury Bond ETF (ticker: TLT), which we use for our long-dated Treasury exposure, returned 2.48% over the period. Long-dated Treasuries did a solid job of hedging equity market volatility. The S&P 500 was down in six of the twelve months from March 2015 to March 2016. During these six negative months, TLT delivered a total return of 5.40%. In the six positive months, TLT returned -2.78%.

“Diversification”: Dynamic Alternatives

Activity in the “Diversification” sleeve centered around two themes. First, we adjusted our equity exposure as volatility ebbed and flowed throughout the year. Equity exposure peaked just about 20% in March 2015. At its low point, equity exposure was under 3% in September 2015.

Second, we amended the list of ETFs in the liquid alternative portion of our investment universe. On the long equity side, we switched to a pure factor-based universe in which we consider five factors (value, size, dividend growth, momentum, and low volatility) that have historically been rewarded with excess risk-adjusted returns. On the alternatives side, we made changes with a continued goal of increasing diversification within the universe and improving liquidity. Specifically, we added floating rate bonds, put writexviii , long U.S. dollar, and a dynamic VIX strategy to the universe. We also made changes to the ETFs we utilize to access long/short equityxix exposure.

Generally, liquid alternatives underperformed core exposures during the Fund’s fiscal year. Underperformance was most pronounced in managed futures, put write, and certain segments of equity long/short equity.

“Income”: 4% Target Excess Yield

The 4% Target Excess Yield strategy used in the “Income” sleeve seeks to achieve that is 4% above that offered for short-term U.S. Treasuries while seeking to manage overall sleeve volatility. Through December 2015, a majority of the sleeve was invested in short-term high yield corporate bonds. In December, we expanded the universe to improve breadth and reduce underlying ETF expenses. At this time, we also modified our approach to explicitly recognize that the current volatility of a particular fixed income exposure, especially those exposures with a significant amount of credit risk, may not be indicative of true downside risk.

As a result of these modifications, the allocations within the sleeve became more diversified post-December. The sleeve still has a clear tilt towards high yield exposures. However, it is a bit more broader-based in nature. For example, we added positions in emerging market bonds, high yield municipal bonds, and intermediate-term high yield corporates. The high yield exposure detracted from performance through February 11, 2016, as high yield spreadsxx widened 405 basis points from 4.82% to 8.87%. This trend reversed itself through fiscal year end, with spreads tightening to a still elevated 7.05%.

Looking Ahead

At Newfound Research, we utilize a fully quantitative, rule-driven process to govern our investment decisions. While we expect portfolio positioning to change from time-to-time in response to rotational trends that may be emerging between asset classes, as a firm, we do not hold an opinion on near-or-long term economic outlooks. As we closed the fiscal year, our portfolio positioning can be instructive as to how our models are interpreting economic and political information flow into the market as it is reflected in price level changes of the asset classes that we track.

As of March 31, 2016, the sleeve allocations were approximately 47% to “Income,” 40% to “Diversification,” and 13% to “Hedge,” indicating continued low volatility in the first two sleeves relative to long-dated U.S. Treasuries.

The “Diversification” sleeve was tilted significantly towards liquid alternatives (roughly 7/8ths of the sleeve) and away from long equities (roughly 1/8th of the sleeve). Our largest non-equity allocations in this sleeve are to floating rate corporate bonds, managed futures, hedge fund beta, and merger arbitrage. This reflects our view that these exposures have less downside risk of capital loss than the other alternative exposures in the universe. With momentum improving in March, we would expect equity exposure to be increased in the coming weeks.

At fiscal year end, the “Income” sleeve had allocations to eight different ETFs. From largest allocation to smallest allocation, these were:

-	Bank Loans

-	High Yield Municipal Bonds

-	Short-Term High Yield Corporates

-	U.S. Dollar-Denominated Emerging Market Bonds

-	Intermediate-Term Investment Grade Corporates

-	Long-Term Investment Grade Corporates

-	High Yield Corporates

-	Local Currency Emerging Market Bonds

On average, the sleeve has duration of 5.3 years, which is consistent with the Barclays Aggregate Bond Index. Average credit quality is between B and BBxxi. We would expect similar characteristics going forward baring major changes in yield curve and credit spread dynamics.

We thank you for your continued support and for allowing us to serve you and the Fund.

Sincerely,

Corey Hoffstein, Chief Investment Officer

Justin Sibears, Managing Director

NLD Code: 5265-NLD-05/04/2016

[i]	The CBOE Volatility Index (“VIX”) is a popular measured of the implied volatility of S&P 500 index options. Often referred to as the fear index or fear gauge, the VIX represents one measure of the market’s expectation of stock market volatility over the next 30-day period.

ii	Returns represented by ETFs and ETNs disclosed in parenthesis.

iii	Drawdown is a measure of the decline of a security from its historical peak over a historical period.

iv	The S&P 500 Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies listed in the United States and captures approximately 80% of available market capitalization.

[v]	The MSCI ACWI Net Return Index is the version of the MSCI ACWI Index that includes the reinvestment of dividends and the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI ACWI Index is a capitalization-weighted index that includes large and mid-cap companies from 23 Developed Market and 23 Emerging Market countries. With 2,468 constituents as of November 30, 2014, the index covers approximately 85% of the global investable equity opportunity set.

vi	The CBOE S&P 500 95-110 Collar Index is designed to provide investors with insights as to how one might protect an investment in S&P 500 stocks against steep market declines using options. The index accepts a ceiling or a cap on S&P 500 gains in return for a floor on S&P 500 losses. The passive collar strategy reflected by the index entails: a) holding the stocks in the S&P 500 index; b) buying three-month S&P 500 (SPX) put options to protect this S&P 500 portfolio from market decreases; and c) selling one-month S&P 500 (SPX) call options to help finance the cost of the put positions.

vii	The S&P Systematic Global Macro Index seeks to measure statistically relevant price trends of certain globally traded liquid futures contracts by systematically investing with long, short, or no positions. The index is meant to represent the general level of volatility taken by managers in the global macro and managed futures/Commodity Trading Advisors (CTA) universe, while still being subject to leverage constraints.

viii	The Pacer Wilshire U.S. Large Cap Trendpilot Index utilizes a systematic trend-following strategy that provides exposure to either the Wilshire US Large-Cap Total Return Index, the Cash Rate, or 50 percent of each, depending on the relative performance of the Wilshire US Large-Cap Total Return Index on a simple historical moving average basis.

ix	The Salient Risk Parity Index is a quantitatively driven global asset allocation index that seeks to weight risk equally across four asset classes – equities, rates, commodities, and credit. The Index is calculated daily, rebalanced monthly, and targets a 10% volatility level.

[x]	The Barclays Aggregate Bond Index covers the U.S. investment grade bond universe.

xi	A put option is a security that gives the owner of the put the right, but not the obligation, to sell an asset at a specified price, by a predetermined date, and to a given party (the seller of the put). A collar is an options trading strategy that is constructed by holdings shares of an underlying stock or portfolio while simultaneously buying puts and selling calls against those holdings.

xii	A call option is a security that gives the owner of the call the right, but not the obligation, to buy an asset at a specified price, by a predetermined date, and from a given party (the seller of the call).

xiii	Trend following describes a group of investment strategies that are based on the analysis of movements in a security’s price rather than on fundamental measures of value.

xiv	The Barclays Aggregate Bond Index seeks to track the performance of the U.S. investment grade bond universe.

xv	The Barclays U.S. 1-3 Year Treasury Bond Index measures the performance of U.S. Treasury securities that have a remaining maturity of at least one year and less than three years.

xvi	Volatility is a statistical measure of the dispersion of returns for a given security or market index. Volatility can either be measured by using the standard deviation or variance of returns. Commonly, higher volatility implies higher risk.

xvii	Correlation is a measure of the degree to which the values of different investment types move in the same direction. The correlation coefficient indicates both the strength and direction of the relationship between two variables. Values range from -1.0, indicating a strong negative relationship, to +1.0, indicating a strong positive relationship.

xviii	Put-write is a strategy that involves selling or writing put options on stocks. A put is a contract that gives the holder the right, but not the obligation, to sell a given security at a pre-specified price.

xix	Long equity exposure results from buying stocks or securities whose performance is positively tied to stocks. This exposure will be profitable when equities rise in price. Short equity exposure results from selling short stocks or securities whose performance is positively tied to stocks. This exposure will be profitable when equities fall in price.

xx	The credit spread of a bond is the difference in yield between two bonds of similar maturity but different credit quality. Higher credit spreads imply lower credit quality. High yield credit spreads, specifically, refer to the difference in spread between high yield bonds and Treasuries bonds of similar maturity.

xxi	A credit rating is an evaluation of the credit worthiness of a debtor predicting the debtor’s ability to pay back the debt. Typically, securities rated BBB or higher are referred to as investment grade and securities rated BB or lower are referred to as non-investment grade or high yield.

Dear Shareholders,

We are pleased to provide our first Annual Letter to Shareholders.

Market uncertainty was elevated for much of the Fund’s fiscal year. The VIXi spiked above 40 in August 2015 and above 28 in February 2016. Both of these levels were the highest since 2011. In fact, the August 2015 reading was on par with late 2008 and early 2009.

A number of markets and asset classesii experienced drawdownsiii in excess of 25%, including:

-	Commodities: Natural Gas (UNG), Oil (USO), and Base Metals (DBB)

-	Sectors: Small-Cap Energy (PSCE), International Industrials (IPN), International Energy (IPW), Large-Cap Energy (XLE), Small-Cap Materials (PSCM), and International Materials (IRV)

-	Foreign Developed: Norway (ENOR), Australia (EWA), Canada (EWC), and Singapore (EWS)

-	Emerging Markets: Brazil (EWZ), South Africa (EZA), Indonesia (EIDO), Turkey (TUR), Peru (EPU), China (MCHI), Poland (EPOL), Malaysia (EWM), United Arab Emirates (UAE), Russia (ERUS), Taiwan (EWT), Chile (ECH), South Korea (EWY), Thailand (THD), and Qatar (QAT)

-	Alternatives: MLPs (AMJ)

Yet, the S&P 500iv kept plugging along, returning a respectable, yet boring 1.78%. Perhaps more frustratingly, many common risk management approaches were a drag on performance.

In the eyes of many investors, this performance drag was equated with the idea that “risk management techniques didn’t work.”

Global diversification didn’t work. The global equity market, as measured by the MSCI ACWI Net Return Indexv, was down 4.33%. Options didn’t work. The CBOE S&P 500 95-110 Collar Indexvi, which measures the performance of a simple collar overlay on the S&P 500, was down 4.79%. Managed futures didn’t work. The S&P Systematic Global Macro Index Total Return Indexvii was down 4.96%. Tactical equity didn’t work. The Pacer Wilshire U.S. Large Cap Trendpilot Indexviii was down 10.05%. Risk parity didn’t work. The Salient Risk Parity Indexix was down 6.42%.

Just about the only risk management approach that did work was a boring allocation to bonds. The Barclays Aggregate Bond Indexx actually outpaced the S&P 500 by about 0.2%.

Six different approaches to risk management. Five swings and misses. At least that’s what many in the marketplace would have you believe.

Of course, judging the performance of any stock, asset class, or strategy on the basis of one-year performance can be hazardous to your wealth. After all, even the Oracle of Omaha, Warren Buffett, occasionally underperforms over the short-term. For example, going back to the early 1980s, Berkshire Hathaway A Shares have underperformed the S&P 500 in about 1/3 of rolling one-year periods.

And sometimes this underperformance is significant. There were 70, 28, and 10 one-year periods where Warren Buffett underperformed the S&P 500 by at least 10%, 20%, or 30%, respectively. From February 1999 to February 2000, Berkshire lost 38.12% compared to an 11.73% gain for the S&P 500, an astonishing 50% of underperformance for the man with perhaps the best track record of all time.

However, the fact that short-term performance and long-term performance are not necessarily correlated does not get us off the hook from thinking critically about portfolio behavior. For risk managers, the last twelve months were often frustrating. Fortunately, frustrating markets can help reinforce some key lessons about risk management strategies.

To explore these lessons, let’s consider a simple analogy. Say you are thinking about buying a beachfront home somewhere along Hurricane Alley. You are (rightfully) concerned about the possibility of a major storm tanking your investment.

There are many ways you could try to manage this risk.

You could buy insurance. This would be like buying put options or a collarxi to seek to protect your equity portfolio. You pay a premium upfront for a payoff in the event of a loss. The downside is that you pay the premium regardless of whether or not a disaster occurs. Additionally, there is the risk that the premiums spike in the future if insurance companies find offering this type of protection unprofitable.

Instead of insurance, you could opt for a property further inland, but still with convenient beach access. This would be akin to a fixed income allocation. You take some risk off the table, but also lose out on the waterfront views and other advantages of being right on the beach.

Another option would be to split your funds in half and buy two smaller places in different states, reducing the chances of your entire investment getting wiped out in a single storm. This approach is similar to risk parity or global diversification. While this may reduce your chances of a 100% loss, a 50% loss is still no joke. Not to mention the amenities you may give up by lowering your price range or the effort required to upkeep two separate properties.

Finally, we could think outside the box a bit and decide to forego buying all together, instead using the money to rent homes in different locations each year. This certainly lowers risk of loss, but also creates the headache of having to plan for a new destination each year. This is comparable to the more opportunistic nature of tactical equity or managed futures strategies.

One key similarity across all of these approaches is that each has its own trade-offs and costs.

The same can be said for portfolio risk management. Employing options requires paying premiums to buy puts (or losing upside when callsxii are sold to fund these premiums as in the case of a collar). Fixed income allocations cap equity exposure, which can mute returns during bull markets. Managed futures and tactical equity strategies are exposed to whipsaws – buying high and selling low - when persistent trends are not available to be harvested.

Over the last 10 years, the S&P 500 has had three distinct uptrends: March 2006 to October 2007, February 2009 to April 2011, and February 2012 to February 2015. During these periods, the S&P 500 had an annualized total return of 22.5%. With large losses not materializing, risk management was a drag across the board. Below, we list the annualized return drag for different risk management approaches. Annualized return drag is defined as the annualized return difference between the index in question and the S&P 500.

-	Tactical Equity: 6.9%

-	Fixed Income: 8.9%

-	Option Overlay: 9.5%

-	Risk Parity: 11.5%

-	Managed Futures: 14.7%

Risk Management Takeaway #1: Risk management isn’t free, especially when the event you are trying to protect against doesn’t materialize.

Continuing with our analogy, say you elected to buy the oceanfront house and manage risk through insurance. A year goes by and your house is still in pristine shape. From pure return perspective, you would have been better off foregoing the policy. Does this mean insuring the house was a bad decision? Of course it doesn’t.

On the other hand, if the insurance company went bankrupt and was unable to payout on the policy, it would be an entirely different story. The policy would have failed as a risk management tool.

Risk Management Takeaway #2: Evaluate risk management techniques on how well they managed risk. They are called risk mitigators, not return enhancers, for a reason.

In this same vein, risk management techniques largely make sense because the future is uncertain. As a result, it can be dangerous to evaluate risk management approaches with the benefit of 20/20 hindsight.

Take trend followingxiii as an example. Suppose a trend follower sells his equity exposure because momentum has turned negative. Equities then snap back and the manager is whipsawed on the trade. Is this whipsaw bad in and of itself? The answer will depend largely on context. From a pure return perspective, yes the trade may have contributed to underperformance.

Had the manager not sold equities, the short-term result may have been better. But a decision to stay in equities may have called into question the strategy’s potential value as a risk management tool. What if equities had not snapped back, but instead crashed?

Risk Management Takeaway #3: Hindsight provides outcome certainty that risk managers do not have the benefit of in real time. A decision that looks costly with the benefit of hindsight can still be correct and consistent with a strategy’s process and long-term value proposition.

Finally, it’s important to remember that no approach to risk management is perfect. If you opt to forego the beachfront house for something a bit farther inland, it doesn’t mean that a storm can’t still deliver a solid blow.

The same can be said for portfolio management. For example, tactical equity, since it’s generally momentum-based, has historically best managed risk during downturns with strong negative momentum like what occurred during the global financial crisis. On the other hand, tactical equity approaches have struggled when markets are volatile and range bound. Alternatively, an allocation to fixed income performed better during the range bound market of the last twelve months.

Risk Management Takeaway #4: No single risk management approach is perfectly suited for all environments. We advocate that clients use multiple risk management strategies, diversifying the idiosyncratic risks of any one approach just like you would diversify single stock risk in an equity portfolio.

Performance and Positioning Review

For the one-year period that ended March 31, 2016, the Newfound Multi-Asset Income Fund returned -4,10%, -4.85%, and -3.87% on a total-return basis for the Class A shares, Class C shares, and Class I shares, respectively.

The Fund’s volatilityxiv was 3.7% compared to 14.5% for the S&P 500 and 2.4% for the Barclays Aggregate Bond Index. The Fund was diversified to both core stocks (correlationxv of 0.70 to the S&P 500) and core bonds (correlation of 0.61 to the Barclays Aggregate Bond Index).

The last twelve months were difficult for many high-income asset classes. Of the sixteen exposures in our universe, only six outperformed core U.S. stocks (+1.78% as represented by the S&P 500) and only six outperformed core U.S. bonds (+1.96% as represented by the Barclays Aggregate Bond Index). The average return across our investment universe was -2.22%.

There were some isolated pockets of strength. For example, U.S. dollar denominated emerging market bonds, international Treasury bonds, and U.S. dividend stocks all returned in excess of 4%. However, elevated risk, especially in credit and commodities, was enough to drag the universe down as a whole. The most notable laggards were Master Limited Partnerships (“MLPs”, -32.11%), international dividend stocks (-9.20%), mortgage REITs (-7.83%), and high yield bonds (-4.61%).

As usual, an end-of-period returns-based analysis tells us little about the path of asset returns. In the high-income universe, the fiscal year can generally be divided into two periods. From March 31, 2015 through February 11, 2016, economic headwinds prevailed and unfavorable developments occurred in the equity, credit, and commodities markets. During this period, the global equities, as measured by the MSCI ACWI Net Return Index, slid more than 15%. Oil saw its value cut nearly in half from over $47 per barrel to under $27 per barrel. High yield credit spreadsxvi ballooned from 482 basis points to 887 basis points.

Post February 11th, these trends violently reversed themselves. Global equities rallied more than 13%, oil gained more than $10 per barrel, and credit spreads tightened to 705 basis points.

The high degree of risk in the market can be illustrated by examining the maximum peak-to-trough drawdowns for the asset classes in our universe. We list these drawdowns below in order from largest drawdown to smallest drawdown.

-	Master Limited Partnerships: 52.0%

-	International Dividend Stocks: 26.4%

-	Mortgage REITs: 23.6%

-	International REITs: 21.5%

-	Local Currency Emerging Market Bonds: 17.7%

-	Convertible Bonds: 15.9%

-	U.S. REITs: 14.9%

-	High Yield Bonds: 13.4%

-	U.S. Dividend Stocks: 13.0%

-	20+ Year U.S. Treasuries: 12.4%

-	Covered Calls: 9.8%

-	Bank Loans: 7.1%

-	Preferreds: 6.8%

-	International Treasuries: 6.4%

-	USD-denominated Emerging Market Bonds: 5.9%

-	U.S. Corporate Bonds: 5.4%

For perspective, the S&P 500 and the MSCI ACWI had maximum drawdowns of 13.0% and 19.2% over this same period. The Fund (I Share) had a maximum drawdown of 7.8%, lower than ten of the sixteen exposures in the universe.

The Fund’s average defensive position during the fiscal year was approximately 29%. The Fund initiated its first defensive allocation late August. By the end of the calendar year, this position was above 60%. The defensive allocation was gradually reduced through January before increasing to nearly 70% by the end of February. The Fund ended the fiscal year with no defensive allocation to short-term U.S. Treasuries.

Our largest average positions, excluding short-term U.S. Treasuries, were in preferreds, USD-denominated emerging market bonds, and bank loans. We completely avoided MLPs, international Treasuries, and high yield during the period. In addition, our average position in local currency emerging market bonds and international dividend stocks were less than 1%.

Looking Ahead

At Newfound Research, we utilize a fully quantitative, rule-driven process to govern our investment decisions. While we expect portfolio positioning to change from time-to-time in response to rotational trends that may be emerging between asset classes, as a firm, we do not hold an opinion on near-or-long term economic outlooks. As we closed the fiscal year, our portfolio positioning can be instructive as to how our models are interpreting economic and political information flow into the market as it is reflected in price level changes of the asset classes that we track.

As of March 31, 2016, we were invested in eight of the sixteen exposures in our universe. Our top five allocations – from largest to smallest – are to USD-denominated emerging market bonds, preferreds, local currency emerging market bonds, U.S. REITs, and U.S. dividend stocks.

After our momentum models determine which exposures have positive trends and will be included in the portfolio, allocations are made proportionally to risk-adjusted yield (trailing yield divided by volatility). As a result, risk-adjusted yield can be instructive as to how allocations may potentially change should our momentum signal on a given exposure switch from positive to negative or vice versa.

Overall, risk-adjusted yields were approximately 25% lower at the end of the fiscal year relative to the beginning of the fiscal year. Since average gross yields were mostly unchanged over this period, higher volatility levels drove this change.

Bank loans, USD-denominated emerging market bonds, preferreds, U.S. corporate bonds, and high yield offered the highest risk-adjusted yield in the universe. Of these five exposures, bank loans and high yield were not in the portfolio. Given their attractive risk-adjusted yield profile, we would expect bank loans and high yield to be relatively large allocations should their momentum turn positive.

International Treasuries, international REITs, MLPs, U.S. Treasuries, and U.S. dividend stocks were offering the lowest risk-adjusted yield. Four of these five exposures score poorly due to below average absolute yields. MLPs are the one exception. They offer the second highest trailing yield, but are penalized severely for having annualized volatility of nearly 50%.

We thank you for your continued support and for allowing us to serve you and the Fund.

Sincerely,

Corey Hoffstein, Chief Investment Officer

Justin Sibears, Managing Director

NLD Code: 5261-NLD-05/03/2016

[i]	The CBOE Volatility Index (“VIX”) is a popular measured of the implied volatility of S&P 500 index options. Often referred to as the fear index or fear gauge, the VIX represents one measure of the market’s expectation of stock market volatility over the next 30-day period.

ii	Returns represented by ETFs and ETNs disclosed in parenthesis.

iii	Drawdown is a measure of the decline of a security from its historical peak over a historical period.

iv	The S&P 500 Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies listed in the United States and captures approximately 80% of available market capitalization.

[v]	The MSCI ACWI Net Return Index is the version of the MSCI ACWI Index that includes the reinvestment of dividends and the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI ACWI Index is a capitalization-weighted index that includes large and mid-cap companies from 23 Developed Market and 23 Emerging Market countries. With 2,468 constituents as of November 30, 2014, the index covers approximately 85% of the global investable equity opportunity set.

vi	The CBOE S&P 500 95-110 Collar Index is designed to provide investors with insights as to how one might protect an investment in S&P 500 stocks against steep market declines using options. The index accepts a ceiling or a cap on S&P 500 gains in return for a floor on S&P 500 losses. The passive collar strategy reflected by the index entails: a) holding the stocks in the S&P 500 index; b) buying three-month S&P 500 (SPX) put options to protect this S&P 500 portfolio from market decreases; and c) selling one-month S&P 500 (SPX) call options to help finance the cost of the put positions.

vii	The S&P Systematic Global Macro Index seeks to measure statistically relevant price trends of certain globally traded liquid futures contracts by systematically investing with long, short, or no positions. The index is meant to represent the general level of volatility taken by managers in the global macro and managed futures/Commodity Trading Advisors (CTA) universe, while still being subject to leverage constraints.

viii	The Pacer Wilshire U.S. Large Cap Trendpilot Index utilizes a systematic trend-following strategy that provides exposure to either the Wilshire US Large-Cap Total Return Index, the Cash Rate, or 50 percent of each, depending on the relative performance of the Wilshire US Large-Cap Total Return Index on a simple historical moving average basis.

ix	The Salient Risk Parity Index is a quantitatively driven global asset allocation index that seeks to weight risk equally across four asset classes – equities, rates, commodities, and credit. The Index is calculated daily, rebalanced monthly, and targets a 10% volatility level.

[x]	The Barclays Aggregate Bond Index covers the U.S. investment grade bond universe.

xi	A put option is a security that gives the owner of the put the right, but not the obligation, to sell an asset at a specified price, by a predetermined date, and to a given party (the seller of the put). A collar is an options trading strategy that is constructed by holdings shares of an underlying stock or portfolio while simultaneously buying puts and selling calls against those holdings.

xii	A call option is a security that gives the owner of the call the right, but not the obligation, to buy an asset at a specified price, by a predetermined date, and from a given party (the seller of the call).

xiii	Trend following describes a group of investment strategies that are based on the analysis of movements in a security’s price rather than on fundamental measures of value.

xiv	Volatility is a statistical measure of the dispersion of returns for a given security or market index. Volatility can either be measured by using the standard deviation or variance of returns. Commonly, higher volatility implies higher risk.

xv	Correlation is a measure of the degree to which the values of different investment types move in the same direction. The correlation coefficient indicates both the strength and direction of the relationship between two variables. Values range from -1.0, indicating a strong negative relationship, to +1.0, indicating a strong positive relationship.

xvi	The credit spread of a bond is the difference in yield between two bonds of similar maturity but different credit quality. Higher credit spreads imply lower credit quality.

Dear Shareholders,

We are pleased to provide our first Annual Letter to Shareholders.

Market uncertainty was elevated for much of the Fund’s fiscal year. The VIXi spiked above 40 in August 2015 and above 28 in February 2016. Both of these levels were the highest since 2011. In fact, the August 2015 reading was on par with late 2008 and early 2009.

A number of markets and asset classesii experienced drawdownsiii in excess of 25%, including:

-	Commodities: Natural Gas (UNG), Oil (USO), and Base Metals (DBB)

-	Sectors: Small-Cap Energy (PSCE), International Industrials (IPN), International Energy (IPW), Large-Cap Energy (XLE), Small-Cap Materials (PSCM), and International Materials (IRV)

-	Foreign Developed: Norway (ENOR), Australia (EWA), Canada (EWC), and Singapore (EWS)

-	Emerging Markets: Brazil (EWZ), South Africa (EZA), Indonesia (EIDO), Turkey (TUR), Peru (EPU), China (MCHI), Poland (EPOL), Malaysia (EWM), United Arab Emirates (UAE), Russia (ERUS), Taiwan (EWT), Chile (ECH), South Korea (EWY), Thailand (THD), and Qatar (QAT)

-	Alternatives: MLPs (AMJ)

Yet, the S&P 500iv kept plugging along, returning a respectable, yet boring 1.78%. Perhaps more frustratingly, many common risk management approaches were a drag on performance.

In the eyes of many investors, this performance drag was equated with the idea that “risk management techniques didn’t work.”

Global diversification didn’t work. The global equity market, as measured by the MSCI ACWI Net Return Indexv, was down 4.33%. Options didn’t work. The CBOE S&P 500 95-110 Collar Indexvi, which measures the performance of a simple collar overlay on the S&P 500, was down 4.79%. Managed futures didn’t work. The S&P Systematic Global Macro Index Total Return Indexvii was down 4.96%. Tactical equity didn’t work. The Pacer Wilshire U.S. Large Cap Trendpilot Indexviii was down 10.05%. Risk parity didn’t work. The Salient Risk Parity Indexix was down 6.42%.

Just about the only risk management approach that did work was a boring allocation to bonds. The Barclays Aggregate Bond Indexx actually outpaced the S&P 500 by about 0.2%.

Six different approaches to risk management. Five swings and misses. At least that’s what many in the marketplace would have you believe.

Of course, judging the performance of any stock, asset class, or strategy on the basis of one-year performance can be hazardous to your wealth. After all, even the Oracle of Omaha, Warren Buffett, occasionally underperforms over the short-term. For example, going back to the early 1980s, Berkshire Hathaway A Shares have underperformed the S&P 500 in about 1/3 of rolling one-year periods.

And sometimes this underperformance is significant. There were 70, 28, and 10 one-year periods where Warren Buffett underperformed the S&P 500 by at least 10%, 20%, or 30%, respectively. From February 1999 to February 2000, Berkshire lost 38.12% compared to an 11.73% gain for the S&P 500, an astonishing 50% of underperformance for the man with perhaps the best track record of all time.

However, the fact that short-term performance and long-term performance are not necessarily correlated does not get us off the hook from thinking critically about portfolio behavior. For risk managers, the last twelve months were often frustrating. Fortunately, frustrating markets can help reinforce some key lessons about risk management strategies.

To explore these lessons, let’s consider a simple analogy. Say you are thinking about buying a beachfront home somewhere along Hurricane Alley. You are (rightfully) concerned about the possibility of a major storm tanking your investment.

There are many ways you could try to manage this risk.

You could buy insurance. This would be like buying put options or a collarxi to seek to protect your equity portfolio. You pay a premium upfront for a payoff in the event of a loss. The downside is that you pay the premium regardless of whether or not a disaster occurs. Additionally, there is the risk that the premiums spike in the future if insurance companies find offering this type of protection unprofitable.

Instead of insurance, you could opt for a property further inland, but still with convenient beach access. This would be akin to a fixed income allocation. You take some risk off the table, but also lose out on the waterfront views and other advantages of being right on the beach.

Another option would be to split your funds in half and buy two smaller places in different states, reducing the chances of your entire investment getting wiped out in a single storm. This approach is similar to risk parity or global diversification. While this may reduce your chances of a 100% loss, a 50% loss is still no joke. Not to mention the amenities you may give up by lowering your price range or the effort required to upkeep two separate properties.

Finally, we could think outside the box a bit and decide to forego buying all together, instead using the money to rent homes in different locations each year. This certainly lowers risk of loss, but also creates the headache of having to plan for a new destination each year. This is comparable to the more opportunistic nature of tactical equity or managed futures strategies.

One key similarity across all of these approaches is that each has its own trade-offs and costs.

The same can be said for portfolio risk management. Employing options requires paying premiums to buy puts (or losing upside when callsxii are sold to fund these premiums as in the case of a collar). Fixed income allocations cap equity exposure, which can mute returns during bull markets. Managed futures and tactical equity strategies are exposed to whipsaws – buying high and selling low - when persistent trends are not available to be harvested.

Over the last 10 years, the S&P 500 has had three distinct uptrends: March 2006 to October 2007, February 2009 to April 2011, and February 2012 to February 2015. During these periods, the S&P 500 had an annualized total return of 22.5%. With large losses not materializing, risk management was a drag across the board. Below, we list the annualized return drag for different risk management approaches. Annualized return drag is defined as the annualized return difference between the index in question and the S&P 500.

-	Tactical Equity: 6.9%

-	Fixed Income: 8.9%

-	Option Overlay: 9.5%

-	Risk Parity: 11.5%

-	Managed Futures: 14.7%

Risk Management Takeaway #1: Risk management isn’t free, especially when the event you are trying to protect against doesn’t materialize.

Continuing with our analogy, say you elected to buy the oceanfront house and manage risk through insurance. A year goes by and your house is still in pristine shape. From pure return perspective, you would have been better off foregoing the policy. Does this mean insuring the house was a bad decision? Of course it doesn’t.

On the other hand, if the insurance company went bankrupt and was unable to payout on the policy, it would be an entirely different story. The policy would have failed as a risk management tool.

Risk Management Takeaway #2: Evaluate risk management techniques on how well they managed risk. They are called risk mitigators, not return enhancers, for a reason.

In this same vein, risk management techniques largely make sense because the future is uncertain. As a result, it can be dangerous to evaluate risk management approaches with the benefit of 20/20 hindsight.

Take trend followingxiii as an example. Suppose a trend follower sells his equity exposure because momentum has turned negative. Equities then snap back and the manager is whipsawed on the trade. Is this whipsaw bad in and of itself? The answer will depend largely on context. From a pure return perspective, yes the trade may have contributed to underperformance.

Had the manager not sold equities, the short-term result may have been better. But a decision to stay in equities may have called into question the strategy’s potential value as a risk management tool. What if equities had not snapped back, but instead crashed?

Risk Management Takeaway #3: Hindsight provides outcome certainty that risk managers do not have the benefit of in real time. A decision that looks costly with the benefit of hindsight can still be correct and consistent with a strategy’s process and long-term value proposition.

Finally, it’s important to remember that no approach to risk management is perfect. If you opt to forego the beachfront house for something a bit farther inland, it doesn’t mean that a storm can’t still deliver a solid blow.

The same can be said for portfolio management. For example, tactical equity, since it’s generally momentum-based, has historically best managed risk during downturns with strong negative momentum like what occurred during the global financial crisis. On the other hand, tactical equity approaches have struggled when markets are volatile and range bound. Alternatively, an allocation to fixed income performed better during the range bound market of the last twelve months.

Risk Management Takeaway #4: No single risk management approach is perfectly suited for all environments. We advocate that clients use multiple risk management strategies, diversifying the idiosyncratic risks of any one approach just like you would diversify single stock risk in an equity portfolio.

Performance and Positioning Review

From inception (June 2, 2015) through March 31, 2016, the Newfound Risk Managed U.S. Sectors Fund returned -10.83%, -11.10%, and -10.66% on a total-return basis for the Class A shares, Class C shares, and Class I shares, respectively. This compares to -0.58% for the S&P 500 Index (“S&P 500”) and 0.90% for the Barclays U.S. 1-3 Year Treasury Bond Indexxiv.

Five of the nine sectors in the universe were positive for the period. These sectors were Utilities (+17.0%), Consumer Staples (+11.8%), Consumer Discretionary (+4.7%), Technology (+4.2%), and Industrials (+0.9%). Financials (-6.8%), Health Care (-8.0%), Materials (-9.9%), and Energy (-19.0%) all significantly underperformed the S&P 500.

The Fund’s average equity exposure during the fiscal year was approximately 32.5%. From a sector perspective, our largest average positions were in Consumer Staples, Technology, and Consumer Discretionary. Our smallest positions were in Energy, Materials, and Financials.

Broadly speaking, we can divide the period into four segments. From inception on June 2, 2015 through September 28, 2015, the S&P 500 fell 10.20%. 90%+ of this sell-off occurred in the six trading days between August 17, 2015 and August 25, 2015. During this time, we increased the Fund’s defensive position in short-term Treasuries from 0% to approximately 87.5% as our momentum signals on all nine sectors turned negative. The defensive position did not go all the way to 100%, despite all nine sectors going negative, because of our dollar-cost averagingxv rebalance methodology and the fact that the signal on Consumer Staples quickly flipped back to positive. This defensive move was able to eliminate approximately 15% of the downside as the Fund was down 8.70% (I Share).

Following this sell-off, the S&P 500 rallied 12.18% through early December. As a result of the rally, the signals for Materials, Technology, and Consumer Discretionary turned positive, joining Consumer Staples. As these sectors were reintroduced into the portfolio, the short-term Treasury position was gradually reduced to approximately 25%.

After this brief respite, downside equity volatility resumed as the S&P 500 lost 12.63% from December 1, 2015 through February 11, 2016. As a result, all sector signals, with the exception of Consumer Staples and Utilities, returned to a negative state. The Fund entered February with a short-term U.S. Treasuries position of nearly 70%. Once again, the defensive trade paid dividends as the Fund was down only 7.06% (I Share) for the period.

In a repeat of the market action from the 4th quarter of 2015, the S&P 500 followed this sell-off with a rapid rebound of 12.95% through the end of the Fund’s fiscal year. As a result of the upward momentum, Industrials joined Utilities and Consumer Staples as sectors exhibiting positive momentum. The Fund ended the period with a moderate defensive position of approximately 37.5%.

From a return perspective, the Fund’s relative performance vs. the S&P 500 can be decomposed into four parts:

1.	Equal sector weight base portfolio vs. the market-cap weighted S&P 500

2.	Tactical momentum signals

3.	Rules regarding use of portfolio capital (i.e. reallocating capital from sectors with negative momentum to sectors with positive momentum, subject to single sector caps)

4.	Rebalance methodology including dollar-cost averaging and trade optimization.

The equal sector weight base portfolio was neutral to performance as the average return across the nine sectors in the universe was -0.56% compared to -0.58% for the S&P 500.

The tactical momentum signals negatively contributed to performance. Decisions to opportunistically underweight or entirely avoid Energy, Financials, and Health Care were significant contributors to performance. However, their benefit was offset by whipsaws in Industrials, Technology, Utilities, and Consumer Discretionary.

Our weighting methodology also detracted from performance. The lion’s share of the re-allocation underperformance occurred in December 2015 and early January 2016 as a handful of positive signal changes increased our equity exposure prior to the January market volatility. Our rebalance methodology moderately detracted from performance over the last twelve months.

Looking Ahead

At Newfound Research, we utilize a fully quantitative, rule-driven process to govern our investment decisions. While we expect portfolio positioning to change from time-to-time in response to rotational trends that may be emerging between asset classes, as a firm, we do not hold an opinion on near-or-long term economic outlooks. As we closed the fiscal year, our portfolio positioning can be instructive as to how our models are interpreting economic and political information flow into the market as it is reflected in price level changes of the asset classes that we track.

As of March 31, 2016, we were invested materially in three of the nine sectors in our universe. The three sectors included in the portfolio were Utilities, Staples, and Industrials. The defensive allocation to short-term U.S. Treasuries was approximately 37.5%, indicating a moderately defensive positioning.

We thank you for your continued support and for allowing us to serve you and the Fund.

Sincerely,

Corey Hoffstein, Chief Investment Officer

Justin Sibears, Managing Director

NLD Code: 5260-NLD-05/03/2016

[i]	The CBOE Volatility Index (“VIX”) is a popular measured of the implied volatility of S&P 500 index options. Often referred to as the fear index or fear gauge, the VIX represents one measure of the market’s expectation of stock market volatility over the next 30-day period.

ii	Returns represented by ETFs and ETNs disclosed in parenthesis.

iii	Drawdown is a measure of the decline of a security from its historical peak over a historical period.

iv	The S&P 500 Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies listed in the United States and captures approximately 80% of available market capitalization.

[v]	The MSCI ACWI Net Return Index is the version of the MSCI ACWI Index that includes the reinvestment of dividends and the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI ACWI Index is a capitalization-weighted index that includes large and mid-cap companies from 23 Developed Market and 23 Emerging Market countries. With 2,468 constituents as of November 30, 2014, the index covers approximately 85% of the global investable equity opportunity set.

vi	The CBOE S&P 500 95-110 Collar Index is designed to provide investors with insights as to how one might protect an investment in S&P 500 stocks against steep market declines using options. The index accepts a ceiling or a cap on S&P 500 gains in return for a floor on S&P 500 losses. The passive collar strategy reflected by the index entails: a) holding the stocks in the S&P 500 index; b) buying three-month S&P 500 (SPX) put options to protect this S&P 500 portfolio from market decreases; and c) selling one-month S&P 500 (SPX) call options to help finance the cost of the put positions.

vii	The S&P Systematic Global Macro Index seeks to measure statistically relevant price trends of certain globally traded liquid futures contracts by systematically investing with long, short, or no positions. The index is meant to represent the general level of volatility taken by managers in the global macro and managed futures/Commodity Trading Advisors (CTA) universe, while still being subject to leverage constraints.

viii	The Pacer Wilshire U.S. Large Cap Trendpilot Index utilizes a systematic trend-following strategy that provides exposure to either the Wilshire US Large-Cap Total Return Index, the Cash Rate, or 50 percent of each, depending on the relative performance of the Wilshire US Large-Cap Total Return Index on a simple historical moving average basis.

ix	The Salient Risk Parity Index is a quantitatively driven global asset allocation index that seeks to weight risk equally across four asset classes – equities, rates, commodities, and credit. The Index is calculated daily, rebalanced monthly, and targets a 10% volatility level.

[x]	The Barclays Aggregate Bond Index covers the U.S. investment grade bond universe.

xi	A put option is a security that gives the owner of the put the right, but not the obligation, to sell an asset at a specified price, by a predetermined date, and to a given party (the seller of the put). A collar is an options trading strategy that is constructed by holdings shares of an underlying stock or portfolio while simultaneously buying puts and selling calls against those holdings.

xii	A call option is a security that gives the owner of the call the right, but not the obligation, to buy an asset at a specified price, by a predetermined date, and from a given party (the seller of the call).

xiii	Trend following describes a group of investment strategies that are based on the analysis of movements in a security’s price rather than on fundamental measures of value.

xiv	The Barclays U.S. 1-3 Year Treasury Bond Index measures the performance of U.S. Treasury securities that have a remaining maturity of at least one year and less than three years.

xv	Dollar-cost averaging is a technique of buying or selling a fixed dollar amount of a particular investment on a regular schedule.

Newfound Risk Managed Global Sectors Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2016

The Fund’s performance figures* for the year ended March 31, 2016 compared to its benchmark:

		Since Inception (1)
	1 Year	(Annualized)
Newfound Risk Managed Global Sectors Fund - Class A Shares	(8.33)%	(3.88)%
Newfound Risk Managed Global Sectors Fund - Class A Shares With Load	(13.57)%	(6.89)%
Newfound Risk Managed Global Sectors Fund - Class C Shares	(9.00)%	(4.63)%
Newfound Risk Managed Global Sectors Fund - Class I Shares	(7.95)%	(3.58)%
MSCI All Country World Index **	(4.33)%	(0.36)%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until July 31, 2016 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.75%, 2.50% and 1.50% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. The Fund’s total annual operating expense, including underlying funds, is 2.22%, 2.97%, and 1.97% of average daily nets assets attributable to Class A, Class C, and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% of the purchase price. Performance figures for periods greater than 1 year are annualized. For performance information current to the most recent month-end, please call 1-855-394-9777.

**	The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

(1)	The Newfound Risk Managed Global Sectors Fund commenced operations on May 19, 2014.

The Fund’s holdings by asset class as of March 31, 2016 are as follows:

Asset Classes	% of Net Assets
Exchange Traded Funds - Debt	100.1%
Short-Term Investments	7.6%
Liabilities in Excess of Other Assets	(7.7)%
Total	100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Newfound Total Return Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2016

The Fund’s performance figures* for the year ended March 31, 2016, compared to its benchmark:

		Since Inception (1)
	1 Year	(Annualized)
Newfound Total Return Fund - Class A Shares	(4.19)%	(2.03)%
Newfound Total Return Fund - Class A Shares With Load	(9.73)%	(5.68)%
Newfound Total Return Fund - Class C Shares	(4.92)%	(2.63)%
Newfound Total Return Fund - Class I Shares	(3.92)%	(1.78)%
Barclays Capital U.S. Aggregate Bond Index **	1.96%	3.33%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until July 31, 2016 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive offront-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.50%, 2.25% and 1.25% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. The Fund’s total annual operating expense, including underlying funds, is 1.85%, 2.60%, and 1.60% of average daily nets assets attributable to Class A, Class C, and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% of the purchase price. Performance figures for periods greater than 1 year are annualized. For performance information current to the most recent month-end, please call 1-855-394-9777.

**	The Barclays Capital U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety. Fixed income securities are subject to risks including inflationary and interest rate changes, among others. You cannot invest directly in one index and unmanaged index returns do not reflect any fees, expenses or sales charges.

(1)	The Newfound Total Return Fund commenced operations on September 8, 2014.

The Fund’s holdings by asset class as of March 31, 2016, are as follows:

Asset Classes	% of Net Assets
Exchange Traded Funds - Debt	58.3%
Exchange Traded Funds - Asset Allocation	13.5%
Exchange Traded Funds - Equity	13.0%
Exchange Traded Funds - Alternative	1.7%
Short-Term Investments	0.4%
Other Assets in Excess of Liabilities	13.1%
Total	100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Newfound Multi-Asset Income Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2016

The Fund’s performance figures* for the year ended March 31, 2016, compared to its benchmark:

		Since Inception (1)
	1 Year	(Annualized)
Newfound Multi-Asset Income Fund - Class A Shares	(4.10)%	(2.03)%
Newfound Multi-Asset Income Fund - Class A Shares With Load	(9.65)%	(5.68)%
Newfound Multi-Asset Income Fund - Class C Shares	(4.85)%	(2.83)%
Newfound Multi-Asset Income Fund - Class I Shares	(3.87)%	(1.81)%
S&P 500 Total Return Index **	1.78%	4.03%
Barclays Capital U.S. Aggregate Bond Index ***	1.96%	3.33%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until July 31, 2016 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.60%, 2.35% and 1.35% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. The Fund’s total annual operating expense, including underlying funds, is 1.94%, 2.69%, and 1.69% of average daily nets assets attributable to Class A, Class C, and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% of the purchase price. Performance figures for periods greater than 1 year are annualized. For performance information current to the most recent month-end, please call 1-855-394-9777.

**	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. ***The Barclays Capital U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety. Fixed income securities are subject to risks including inflationary and interest rate changes, among others. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

(1)	The Newfound Multi-Asset Income Fund commenced operations on September 8, 2014.

The Fund’s holdings by asset class as of March 31, 2016 are as follows:

Asset Classes	% of Net Assets
Exchange Traded Funds - Debt	74.3%
Exchange Traded Funds - Equity	25.3%
Other Assets in Excess of Liabilities	0.4%
Total	100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Newfound Risk Managed U.S. Sectors Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2016

The Fund’s performance figures* for the period (1) ended March 31, 2016 compared to its benchmark:

Since Inception (1)
Newfound Risk Managed U.S. Sectors Fund - Class A Shares	(10.83)%
Newfound Risk Managed U.S. Sectors Fund - Class A Shares With Load	(15.95)%
Newfound Risk Managed U.S. Sectors Fund - Class C Shares	(11.10)%
Newfound Risk Managed U.S. Sectors Fund - Class I Shares	(10.66)%
S&P 500 Total Return Index **	(0.58)%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until July 31, 2017 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.50%, 2.25% and 1.25% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. The Fund’s total annual operating expense, including underlying funds, is 1.59%, 2.34%, and 1.34% of average daily nets assets attributable to Class A, Class C, and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% of the purchase price. Performance figures for periods greater than 1 year are annualized. For performance information current to the most recent month-end, please call 1-855-394-9777.

**	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

(1)	The Newfound Risk Managed U.S. Sectors Fund commenced operations on June 2, 2015.

The Fund’s holdings by asset class as of March 31, 2016 are as follows:

Asset Classes	% of Net Assets
Exchange Traded Funds - Equity	62.5%
Exchange Traded Funds - Debt	37.1%
Short-Term Investments	0.5%
Liabilities in Excess of Other Assets	(0.1)%
Total	100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Newfound Risk Managed Global Sectors Fund
SCHEDULE OF INVESTMENTS
March 31, 2016

Shares		Fair Value

	EXCHANGE TRADED FUNDS - 100.1%
	DEBT FUNDS - 100.1%
23,185	iShares 1-3 Year Treasury Bond ETF	$1,971,421
44,468	iShares Global Consumer Discretionary ETF	3,941,199
121,540	iShares Global Consumer Staples ETF	11,834,350
131,252	iShares Global Energy ETF	3,873,246
118,958	iShares Global Industrials ETF	8,378,212
176,197	iShares Global Materials ETF	8,374,643
39,274	iShares Global Tech ETF	3,921,509
188,944	iShares Global Telecom ETF	11,765,543
204,817	iShares Global Utilities ETF *	9,843,505

	TOTAL EXCHANGE TRADED FUNDS (Cost $61,568,839)	63,903,628

	SHORT-TERM INVESTMENTS - 7.6%
4,874,577	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class 0.17% + (Cost $4,874,577)	4,874,577

	TOTAL INVESTMENTS - 107.7% (Cost $66,443,416) (a)	$68,778,205
	LIABILITIES IN EXCESS OF OTHER ASSETS - (7.7)%	(4,913,283)
	TOTAL NET ASSETS - 100.0%	$63,864,922

*	Affiliated security.

+	Money market fund; interest rate reflects seven-day effective yield on March 31, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $66,997,021 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$1,800,760
Unrealized Depreciation:	(19,576)
Net Unrealized Appreciation:	$1,781,184

See accompanying notes to financial statements.

Newfound Total Return Fund
SCHEDULE OF INVESTMENTS
March 31, 2016

Shares		Fair Value

	EXCHANGE TRADED FUNDS - 86.5%
	ALTERNATIVE FUNDS - 1.7%
266	First Trust Long/Short Equity ETF	$8,493

	ASSET ALLOCATION FUNDS - 13.5%
268	AlphaClone Alternative Alpha ETF *	8,989
460	ProShares Hedge Replication ETF	19,205
365	US Equity High Volatility Put Write Index Fund	7,285
544	WisdomTree Bloomberg U.S. Dollar Bullish Fund	14,264
445	WisdomTree Managed Futures Strategy Fund *	18,632
		68,375
	DEBT FUNDS - 58.3%
452	iShares 20+ Year Treasury Bond ETF	59,036
79	iShares iBoxx $ High Yield Corporate Bond ETF	6,454
613	iShares Floating Rate Bond ETF	30,907
1,466	Market Vectors High Yield Municipal Index ETF	45,944
336	Market Vectors J.P. Morgan EM Local Currency Bond ETF	6,246
405	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	37,649
1,165	PowerShares Emerging Markets Sovereign Debt Portfolio	32,969
2,097	PowerShares Senior Loan Portfolio	47,602
225	Vanguard Intermediate-Term Corporate Bond ETF	19,559
96	Vanguard Long-Term Corporate Bond ETF	8,587
		294,953
	EQUITY FUNDS - 13.0%
74	Guggenheim S&P 500 Pure Value ETF	3,740
200	iPATH S&P 500 VIX Short-Term Futures ETN *	3,522
614	IQ Merger Arbitrage ETF	17,714
40	iShares Core S&P Small-Cap ETF	4,503
145	iShares MSCI USA Minimum Volatility ETF	6,370
75	iShares MSCI USA Momentum Factor ETF	5,483
349	ProShares RAFI Long/Short	13,610
111	ProShares S&P 500 Dividend Aristocrats ETF	5,808
189	VelocityShares Daily Inverse VIX Short Term ETN *	4,891
		65,641

	TOTAL EXCHANGE TRADED FUNDS (Cost $428,847)	437,462

	SHORT-TERM INVESTMENTS - 0.4%
2,269	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class 0.17% + (Cost $2,269)	2,269

	TOTAL INVESTMENTS - 86.9% (Cost $431,116)(a)	$439,731
	OTHER ASSETS IN EXCESS OF LIABILITIES - 13.1%	66,134
	TOTAL NET ASSETS - 100.0%	$505,865

*	Non-Income producing security.

+	Money market fund; interest rate reflects seven-day effective yield on March 31, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $434,439 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$10,850
Unrealized Depreciation:	(5,558)
Net Unrealized Appreciation:	$5,292

See accompanying notes to financial statements.

Newfound Multi-Asset Income Fund
SCHEDULE OF INVESTMENTS
March 31, 2016

Shares		Fair Value

	EXCHANGE TRADED FUNDS - 99.6%
	DEBT FUNDS - 74.3%
12,189	iShares 20+ Year Treasury Bond ETF	$1,592,005
11,678	iShares iBoxx $ Investment Grade Corporate Bond ETF	1,387,580
60,848	iShares US Preferred Stock ETF	2,374,898
105,598	Market Vectors J.P. Morgan EM Local Currency Bond ETF	1,963,067
126,743	PowerShares Emerging Markets Sovereign Debt Portfolio	3,586,827
		10,904,377
	EQUITY FUNDS - 25.3%
24,016	Vanguard High Dividend Yield ETF	1,658,065
6,013	Vanguard Global ex-U.S. Real Estate ETF	321,756
20,588	Vanguard REIT ETF	1,725,274
		3,705,095

	TOTAL EXCHANGE TRADED FUNDS (Cost $14,322,078)	14,609,472

	TOTAL INVESTMENTS - 99.6% (Cost $14,322,078) (a)	$14,609,472
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.4%	57,402
	TOTAL NET ASSETS - 100.0%	$14,666,874

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $14,459,041 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$177,263
Unrealized Depreciation:	(26,832)
Net Unrealized Appreciation:	$150,431

See accompanying notes to financial statements.

Newfound Risk Managed U.S. Sectors Fund
SCHEDULE OF INVESTMENTS
March 31, 2016

Shares		Fair Value

	EXCHANGE TRADED FUNDS - 99.6%
	DEBT FUNDS - 37.1%
54,847	iShares 1-3 Year Treasury Bond ETF	$4,663,641

	EQUITY FUNDS - 62.5%
60,380	Consumer Staples Select Sector SPDR Fund	3,203,159
25,288	Industrial Select Sector SPDR Fund	1,402,726
65,400	Utilities Select Sector SPDR Fund	3,245,148
		7,851,033

	TOTAL EXCHANGE TRADED FUNDS (Cost $12,127,026)	12,514,674

	SHORT-TERM INVESTMENTS - 0.5%
66,382	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class 0.17% + (Cost $66,382)	66,382

	TOTAL INVESTMENTS - 100.1% (Cost $12,193,408) (a)	$12,581,056
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(10,512)
	TOTAL NET ASSETS - 100.0%	$12,570,544

+	Money market fund; interest rate reflects seven-day effective yield on March 31, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $12,222,125 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$358,931
Unrealized Depreciation:	—
Net Unrealized Appreciation:	$358,931

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2016

	Newfound Risk	Newfound	Newfound Multi-	Newfound Risk
	Managed Global	Total Return	Asset Income	Managed U.S.
	Sectors Fund	Fund	Fund	Sectors Fund
ASSETS
Investment securities:
Unaffiliated investments at cost	$57,235,168	$431,116	$14,322,078	$12,193,408
Affiliated investments at cost	9,208,248	—	—	—
Unaffiliated investments at value	$58,934,700	$439,731	$14,609,472	$12,581,056
Affiliated investments at value	9,843,505	—	—	—
Receivable due from Advisor	—	57,098	—	129
Dividends and interest receivable	—	121	—	—
Receivable for securities sold	3,321,423	—	359,956	—
Receivable for Fund shares sold	13,532	—	10,828	—
Prepaid Registration	43,232	18,742	37,234	3,616
Prepaid expenses and other assets	457	—	—	—
TOTAL ASSETS	72,156,849	515,692	15,017,490	12,584,801

LIABILITIES
Due to Custodian	—	—	290,611	—
Distribution (12b-1) fees payable	—	45	1,328	—
Payable for investments purchased	8,194,693	—	44,529	—
Investment advisory fees payable	32,173	—	247	—
Payable for Fund shares redeemed	59,440	—	1,901	—
Accrued expenses and other liabilities	5,621	9,782	12,000	14,257
TOTAL LIABILITIES	8,291,927	9,827	350,616	14,257
NET ASSETS	$63,864,922	$505,865	$14,666,874	$12,570,544

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$71,757,447	$524,052	$15,056,400	$12,844,512
Accumulated net investment income (loss)	(193,255)	—	—	—
Accumulated net realized loss from security transactions	(10,034,059)	(26,802)	(676,920)	(661,616)
Net unrealized appreciation on investments	2,334,789	8,615	287,394	387,648
NET ASSETS	$63,864,922	$505,865	$14,666,874	$12,570,544

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
March 31, 2016

	Newfound Risk	Newfound	Newfound Multi-	Newfound Risk
	Managed Global	Total Return	Asset Income	Managed U.S.
	Sectors Fund	Fund	Fund	Sectors Fund
Net Asset Value Per Share:
Class A Shares:
Net Assets	$6,218,923	$302,812	$4,650,826	$9,196,941
Shares of beneficial interest outstanding	676,119	31,779	494,417	1,033,604
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$9.20	$9.53	$9.41	$8.90
Maximum offering price per share (5.75% sales charge)	$9.76	$10.11	$9.98	$9.44

Class C Shares:
Net Assets	$416,115	$9,596	$433,474	$980,837
Shares of beneficial interest outstanding	45,704	1,011	46,243	110,375
Net asset value (Net Assets ÷ Shares Outstanding),
offering price and redemption price per share (a)	$9.10	$9.49	$9.37	$8.89

Class I Shares:
Net Assets	$57,229,884	$193,457	$9,582,574	$2,392,766
Shares of beneficial interest outstanding	6,210,104	20,263	1,017,389	268,674
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$9.22	$9.55	$9.42	$8.91

(a)	Redemptions made within 30 days of purchase may be assesed a redemption fee of 1.00%.

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF OPERATIONS
For the Year or Period Ended March 31, 2016

	Newfound Risk	Newfound	Newfound Multi-	Newfound Risk
	Managed Global	Total Return	Asset Income	Managed U.S.
INVESTMENT INCOME	Sectors Fund	Fund	Fund	Sectors Fund (a)
Dividends	$1,506,478	$11,339	$278,504	$74,438
Affiliated dividend income	149,116	—	—	—
Interest	81	—	35	31
TOTAL INVESTMENT INCOME	1,655,675	11,339	278,539	74,469

EXPENSES
Investment advisory fees	905,409	4,100	93,032	38,331
Distribution (12b-1) fees:
Class A	19,537	97	2,684	4,786
Class C	4,908	624	4,842	4,928
Administrative services fees	90,878	1,345	6,269	3,756
Transfer agent fees	66,955	184	8,012	4,236
Registration fees	61,100	50,630	42,900	930
Accounting services fees	43,508	23,929	28,859	12,820
Compliance officer fees	40,467	242	1,826	382
Audit Fees	16,004	16,220	16,220	16,000
Trustees fees and expenses	13,552	12,357	12,542	8,000
Printing expenses	12,359	12,297	10,309	9,213
Legal Fees	10,647	10,065	9,929	12,124
Custodian fees	9,105	4,992	4,992	4,166
Insurance expense	3,119	239	239	93
Non 12b-1 Shareholder Service	31,939	—	—	—
Other expenses	9,065	1,937	3,606	2,404
TOTAL EXPENSES	1,338,552	139,258	246,261	122,169

Less: Fees waived and expenses reimbursed by the Advisor	(132,395)	(132,840)	(112,312)	(62,000)

NET EXPENSES	1,206,157	6,418	133,949	60,169
NET INVESTMENT INCOME	449,518	4,921	144,590	14,300

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized loss from security transactions	(7,496,437)	(25,229)	(671,903)	(661,616)
Distributions of realized gains by underlying investment companies	—	375
Net change in unrealized appreciation (depreciation) on investments	(283,416)	2,310	294,340	387,648
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS	(7,779,853)	(22,544)	(377,563)	(273,968)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,330,335)	$(17,623)	$(232,973)	$(259,668)

(a)	The Newfound Risk Managed U.S. Sectors Fund commenced operations on June 2, 2015.

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Newfound Risk Managed Global Sectors
	Fund

	For the	For the
	Year Ended	Period Ended
	March 31, 2016	March 31, 2015 (a)
FROM OPERATIONS
Net investment income	$449,518	$217,354
Net realized loss from security transactions	(7,496,437)	(2,537,622)
Net change in unrealized appreciation (depreciation) on investments	(283,416)	2,618,205
Net increase (decrease) in net assets resulting from operations	(7,330,335)	297,937

DISTRIBUTIONS TO SHAREHOLDERS
From return of capital
Class A	—	(339)
Class C	—	(17)
Class I	—	(23,308)
From net investment income
Class A	(15,276)	(6,021)
Class C	—	(235)
Class I	(396,854)	(460,312)
From distributions to shareholders	(412,130)	(490,232)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A	5,956,244	7,928,721
Class C	160,601	445,052
Class I	31,560,400	70,810,747
Distributions Reinvested
Class A	11,141	4,599
Class C	—	252
Class I	382,452	467,345
Redemption fee proceeds
Class A	573	33
Class C	40	1
Class I	4,844	1,517
Cost of Shares Redeemed
Class A	(6,602,802)	(306,079)
Class C	(130,857)	—
Class I	(36,597,317)	(2,297,825)
Net increase (decrease) in net assets from shares of beneficial interest	(5,254,681)	77,054,363

TOTAL INCREASE IN NET ASSETS	(12,997,146)	76,862,068

NET ASSETS
Beginning of Period	76,862,068	—
End of Period *	$63,864,922	$76,862,068
* Includes accumulated net investment loss of:	$(193,255)	$(249,214)

(a)	The Newfound Managed Global Sectors Fund commenced operations on May 19, 2014.

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Newfound Risk Managed Global Sectors
	Fund

	For the	For the
	Year Ended	Period Ended
	March 31, 2016	March 31, 2015 (a)
SHARE ACTIVITY
Class A:
Shares Sold	617,607	790,110
Shares Reinvested	1,194	455
Shares Redeemed	(703,043)	(30,204)
Net increase (decrease) in shares of beneficial interest outstanding	(84,242)	760,361

Class C:
Shares Sold	15,979	43,900
Shares Reinvested	—	25
Shares Redeemed	(14,200)	—
Net increase in shares of beneficial interest outstanding	1,779	43,925

Class I:
Shares Sold	3,219,804	7,008,610
Shares Reinvested	40,948	46,226
Shares Redeemed	(3,877,567)	(227,916)
Net increase (decrease) in shares of beneficial interest outstanding	(616,816)	6,826,920

(a)	The Newfound Managed Global Sectors Fund commenced operations on May 19, 2014.

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Newfound Total Return Fund

	For the	For the
	Year Ended	Period Ended
	March 31, 2016	March 31, 2015 (a)
FROM OPERATIONS
Net investment income	$4,921	$2,014
Net realized loss from security transactions	(25,229)	(1,660)
Distributions of realized gains by underlying investment companies	375	1
Net change in unrealized appreciation on investments	2,310	6,305
Net increase (decrease) in net assets resulting from operations	(17,623)	6,660

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain
Class A	(161)	—
Class C	(6)	—
Class I	(127)	—
From net investment income
Class A	(3,848)	—
Class C	(96)	—
Class I	(3,329)	—
From distributions to shareholders	(7,567)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A	102,150	217,000
Class C	—	80,000
Class I	—	200,000
Distributions Reinvested
Class A	4,009	—
Class C	103	—
Class I	1,724	—
Cost of Shares Redeemed
Class A	—	(10,151)
Class C	—	(70,440)
Net increase in net assets from shares of beneficial interest	107,986	416,409

TOTAL INCREASE IN NET ASSETS	82,796	423,069

NET ASSETS
Beginning of Period	423,069	—
End of Period *	$505,865	$423,069
* Includes accumulated net investment income of:	$—	$2,091

(a)	The Newfound Total Return Fund commenced operations on September 8, 2014.

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Newfound Total Return Fund

	For the	For the
	Year Ended	Period Ended
	March 31, 2016	March 31, 2015 (a)

SHARE ACTIVITY
Class A:
Shares Sold	10,596	21,763
Shares Reinvested	424	—
Shares Redeemed	—	(1,004)
Net increase in shares of beneficial interest outstanding	11,020	20,759

Class C:
Shares Sold	—	7,988
Shares Reinvested	11	—
Shares Redeemed	—	(6,988)
Net increase in shares of beneficial interest outstanding	11	1,000

Class I:
Shares Sold	—	20,081
Shares Reinvested	182	—
Net increase in shares of beneficial interest outstanding	182	20,081

(a)	The Newfound Total Return Fund commenced operations on September 8, 2014.

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Newfound Multi-Asset Income Fund

	For the	For the
	Year Ended	Period Ended
	March 31, 2016	March 31, 2015 (a)
FROM OPERATIONS
Net investment income	$144,590	$31,224
Net realized loss from security transactions	(671,903)	(5,188)
Distributions of realized gains by underlying investment companies	—	171
Net change in unrealized appreciation (depreciation) on investments	294,340	(6,946)
Net increase (decrease) in net assets resulting from operations	(232,973)	19,261

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(36,695)	—
Class C	(2,363)	—
Class I	(148,405)	—
From distributions to shareholders	(187,463)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A	5,305,070	335,877
Class C	500,850	17,400
Class I	7,460,412	2,350,000
Distributions Reinvested
Class A	34,654	—
Class C	1,526	—
Class I	140,780	—
Redemption fee proceeds
Class A	206	—
Class C	29	—
Class I	593	—
Cost of Shares Redeemed
Class A	(1,002,684)	—
Class C	(76,664)	—
Net increase in net assets from shares of beneficial interest	12,364,772	2,703,277

TOTAL INCREASE IN NET ASSETS	11,944,336	2,722,538

NET ASSETS
Beginning of Period	2,722,538	—
End of Period*	$14,666,874	$2,722,538
* Includes accumulated net investment income of:	$—	$31,661

(a)	The Newfound Multi-Asset Income Fund commenced operations on September 8, 2014.

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Newfound Multi-Asset Income Fund

	For the	For the
	Year Ended	Period Ended
	March 31, 2016	March 31, 2015 (a)
SHARE ACTIVITY
Class A:
Shares Sold	564,284	33,846
Shares Reinvested	3,683	—
Shares Redeemed	(107,396)	—
Net increase in shares of beneficial interest outstanding	460,571	33,846

Class C:
Shares Sold	52,652	1,748
Shares Reinvested	163	—
Shares Redeemed	(8,320)	—
Net increase in shares of beneficial interest outstanding	44,495	1,748

Class I:
Shares Sold	768,836	233,648
Shares Reinvested	14,905	—
Net increase in shares of beneficial interest outstanding	783,741	233,648

(a)	The Newfound Multi-Asset Income Fund commenced operations on September 8, 2014.

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

Newfound Risk Managed U.S. Sectors
Fund

For the
Period Ended
March 31, 2016(a)
FROM OPERATIONS
Net investment income	$14,300
Net realized loss from security transactions	(661,616)
Net change in unrealized appreciation on investments	387,648
Net decrease in net assets resulting from operations	(259,668)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A	(8,991)
Class I	(7,526)
From distributions to shareholders	(16,517)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A	9,591,812
Class C	1,046,212
Class I	3,872,657
Distributions Reinvested
Class A	8,765
Class I	6,828
Redemption fee proceeds
Class A	23
Class C	37
Class I	106
Cost of Shares Redeemed
Class A	(352,710)
Class C	(28,413)
Class I	(1,298,588)
Net increase in net assets from shares of beneficial interest	12,846,729

TOTAL INCREASE IN NET ASSETS	12,570,544

NET ASSETS
Beginning of Period	—
End of Period *	$12,570,544
* Includes accumulated net investment loss of:	$—

(a)	The Newfound Risk Managed U.S. Sectors Fund commenced operations on June 2, 2015.

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

Newfound Risk Managed U.S. Sectors
Fund

For the
Period Ended
March 31, 2016(a)
SHARE ACTIVITY
Class A:
Shares Sold	1,072,295
Shares Reinvested	962
Shares Redeemed	(39,653)
Net increase in shares of beneficial interest outstanding	1,033,604

Class C:
Shares Sold	113,555
Shares Reinvested	—
Shares Redeemed	(3,180)
Net increase in shares of beneficial interest outstanding	110,375

Class I:
Shares Sold	410,962
Shares Reinvested	746
Shares Redeemed	(143,034)
Net increase in shares of beneficial interest outstanding	268,674

(a)	The Newfound Risk Managed U.S. Sectors Fund commenced operations on June 2, 2015.

See accompanying notes to financial statements.

The Newfound Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Newfound Risk Managed Global Sectors Fund Class A
	For the
	Year Ended	Period Ended
	March 31, 2016	March 31, 2015 (1)

Net asset value, beginning of period	$10.06	$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.03	(0.07	) (10)
Net realized and unrealized gain (loss) on investments	(0.87)	0.20
Total from investment operations	(0.84)	0.13
Less distributions from:
Return of capital	—	(0.00	) (9)
Net investment income	(0.02)	(0.07)
Total distributions	(0.02)	(0.07)
Paid-in-Capital From Redemption Fees (9)	0.00	0.00
Net asset value, end of period	$9.20	$10.06
Total return (3)	(8.33)%	1.31	% (8)
Net assets, at end of period (000s)	$6,219	$7,646
Ratio of gross expenses to average net assets (4)(6)	1.92%	1.95	% (5)
Ratio of net expenses to average net assets (6)	1.75%	1.75	% (5)
Ratio of net investment income (loss) to average net assets (7)	0.28%	(0.81	)% (5)
Portfolio Turnover Rate	396%	173	% (8)

(1)	The Newfound Risk Managed Global Sectors Fund commenced operations on May 19, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges or redemption fees. Had the Adivsor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Amount represents less than $0.01 per share.

(10)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

See accompanying notes to financial statements.

The Newfound Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Newfound Risk Managed Global Sectors Fund Class C
	For the
	Year Ended	Period Ended
	March 31, 2016	March 31, 2015 (1)

Net asset value, beginning of period	$10.00	$10.00
Activity from investment operations:
Net investment loss (2)	(0.04)	(0.13	) (10)
Net realized and unrealized gain (loss) on investments	(0.86)	0.19
Total from investment operations	(0.90)	0.06
Less distributions from:
Return of capital	—	(0.00	) (9)
Net investment income	—	(0.06)
Total distributions	—	(0.06)
Paid-in-Capital From Redemption Fees (9)	0.00	0.00
Net asset value, end of period	$9.10	$10.00
Total return (3)	(9.00)%	0.58	% (8)
Net assets, at end of period (000s)	$416	$439
Ratio of gross expenses to average net assets (4)(6)	2.67%	2.70	% (5)
Ratio of net expenses to average net assets (6)	2.50%	2.50	% (5)
Ratio of net investment loss to average net assets (7)	(0.40)%	(1.46	)% (5)
Portfolio Turnover Rate	396%	173	% (8)

(1)	The Newfound Risk Managed Global Sectors Fund commenced operations on May 19, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of redmption fees. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Amount represents less than $0.01 per share.

(10)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

See accompanying notes to financial statements.

The Newfound Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Newfound Risk Managed Global Sectors Fund Class I
	For the
	Year Ended	Period Ended
	March 31, 2016	March 31, 2015 (1)

Net asset value, beginning of period	$10.07	$10.00
Activity from investment operations:
Net investment income (2)	0.06	0.06	(10)
Net realized and unrealized gain (loss) on investments	(0.86)	0.09
Total from investment operations	(0.80)	0.15
Less distributions from:
Return of capital	—	(0.00	) (9)
Net investment income	(0.05)	(0.08)
Total distributions	(0.05)	(0.08)
Paid-in-Capital From Redemption Fees (9)	0.00	0.00
Net asset value, end of period	$9.22	$10.07
Total return (3)	(7.95)%	1.49	% (8)
Net assets, at end of period (000s)	$57,230	$68,777
Ratio of gross expenses to average net assets (4)(6)	1.67%	1.70	% (5)
Ratio of net expenses to average net assets (6)	1.50%	1.50	% (5)
Ratio of net investment income to average net assets (7)	0.61%	0.67	% (5)
Portfolio Turnover Rate	396%	173	% (8)

(1)	The Newfound Risk Managed Global Sectors Fund commenced operations on May 19, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of redmption fees. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Amount represents less than $0.01 per share.

(10)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

See accompanying notes to financial statements.

The Newfound Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Newfound Total Return Fund Class A
	For the
	Year Ended	Period Ended
	March 31, 2016	March 31, 2015 (1)
Net asset value, beginning of period	$10.11	$10.00
Activity from investment operations:
Net investment income (2)	0.09	0.06	(9)
Net realized and unrealized gain (loss) on investments	(0.51)	0.05	(9)
Total from investment operations	(0.42)	0.11
Less distributions from:
Net investment income	(0.15)	—
Net realized gains	(0.01)	—
Total distributions	(0.16)	—
Net asset value, end of period	$9.53	$10.11
Total return (3)	(4.19)%	1.10	% (8)
Net assets, at end of period (000s)	$303	$210
Ratio of gross expenses to average net assets (4)(6)	30.68%	63.88	% (5)
Ratio of net expenses to average net assets (6)	1.50%	1.50	% (5)
Ratio of net investment income to average net assets (7)	0.83%	1.03	% (5)
Portfolio Turnover Rate	161%	104	% (8)

(1)	The Newfound Total Return Fund commenced operations on September 8, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

See accompanying notes to financial statements.

The Newfound Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Newfound Total Return Fund Class C
	For the
	Year Ended	Period Ended
	March 31, 2016	March 31, 2015 (1)
Net asset value, beginning of period	$10.09	$10.00
Activity from investment operations:
Net investment income (2)	0.02	0.04	(9)
Net realized and unrealized gain (loss) on investments	(0.51)	0.05	(9)
Total from investment operations	(0.49)	0.09
Less distributions from:
Net investment income	(0.10)	—
Net realized gains	(0.01)	—
Total distributions	(0.11)	—
Net asset value, end of period	$9.49	$10.09
Total return (3)	(4.92)%	0.90	% (8)
Net assets, at end of period (000s)	$10	$10
Ratio of gross expenses to average net assets (4)(6)	31.43%	64.63	% (5)
Ratio of net expenses to average net assets (6)	2.25%	2.25	% (5)
Ratio of net investment income to average net assets (7)	0.13%	0.62	% (5)
Portfolio Turnover Rate	161%	104	% (8)

(1)	The Newfound Total Return Fund commenced operations on September 8, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

See accompanying notes to financial statements.

The Newfound Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Newfound Total Return Fund Class I
	For the
	Year Ended	Period Ended
	March 31, 2016	March 31, 2015 (1)
Net asset value, beginning of period	$10.12	$10.00
Activity from investment operations:
Net investment income (2)	0.12	0.06	(9)
Net realized and unrealized gain (loss) on investments	(0.51)	0.06	(9)
Total from investment operations	(0.39)	0.12
Less distributions from:
Net investment income	(0.17)	—
Net realized gains	(0.01)	—
Total distributions	(0.18)	—
Net asset value, end of period	$9.55	$10.12
Total return (3)	(3.92)%	1.20	% (8)
Net assets, at end of period (000s)	$193	$203
Ratio of gross expenses to average net assets (4)(6)	30.43%	63.63	% (5)
Ratio of net expenses to average net assets (6)	1.25%	1.25	% (5)
Ratio of net investment income to average net assets (7)	1.13%	1.10	% (5)
Portfolio Turnover Rate	161%	104	% (8)

(1)	The Newfound Total Return Fund commenced operations on September 8, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

See accompanying notes to financial statements.

The Newfound Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Newfound Multi-Asset Income Fund Class A
	For the
	Year Ended	Period Ended
	March 31, 2016	March 31, 2015 (1)
Net asset value, beginning of period	$10.10	$10.00
Activity from investment operations:
Net investment income (2)	0.13	0.30	(10)
Net realized and unrealized loss on investments	(0.54)	(0.20	) (10)
Total from investment operations	(0.41)	0.10
Less distributions from:
Net investment income	(0.28)	—
Total distributions	(0.28)	—
Paid-in-Capital From Redemption Fees	— (9)	—
Net asset value, end of period	$9.41	$10.10
Total return (3)	(4.10)%	1.00	% (8)
Net assets, at end of period (000s)	$4,651	$342
Ratio of gross expenses to average net assets (4)(6)	2.83%	29.17	% (5)
Ratio of net expenses to average net assets (6)	1.60%	1.60	% (5)
Ratio of net investment income to average net assets (7)	1.27%	5.39	% (5)
Portfolio Turnover Rate	443%	59	% (8)

(1)	The Newfound Multi-Asset Income Fund commenced operations on September 8, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Amount represents less than $0.01 per share.

(10)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

See accompanying notes to financial statements.

The Newfound Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Newfound Multi-Asset Income Fund Class C
	For the
	Year Ended	Period Ended
	March 31, 2016	March 31, 2015 (1)
Net asset value, beginning of period	$10.05	$10.00
Activity from investment operations:
Net investment income (2)	0.05	0.27	(10)
Net realized and unrealized loss on investments	(0.54)	(0.22	) (10)
Total from investment operations	(0.49)	0.05
Less distributions from:
Net investment income	(0.19)	—
Total distributions	(0.19)	—
Paid-in-Capital From Redemption Fees	— (9)	—
Net asset value, end of period	$9.37	$10.05
Total return (3)	(4.85)%	0.50	% (8)
Net assets, at end of period (000s)	$433	$18
Ratio of gross expenses to average net assets (4)(6)	3.58%	29.92	% (5)
Ratio of net expenses to average net assets (6)	2.35%	2.35	% (5)
Ratio of net investment income to average net assets (7)	0.56%	4.77	% (5)
Portfolio Turnover Rate	443%	59	% (8)

(1)	The Newfound Multi-Asset Income Fund commenced operations on September 8, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Amount represents less than $0.01 per share.

(10)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

See accompanying notes to financial statements.

The Newfound Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Newfound Multi-Asset Income Fund Class I
	For the
	Year Ended	Period Ended
	March 31, 2016	March 31, 2015 (1)
Net asset value, beginning of period	$10.11	$10.00
Activity from investment operations:
Net investment income (2)	0.16	0.43	(10)
Net realized and unrealized loss on investments	(0.55)	(0.32	) (10)
Total from investment operations	(0.39)	0.11
Less distributions from:
Net investment income	(0.30)	—
Total distributions	(0.30)	—
Paid-in-Capital From Redemption Fees	— (9)	—
Net asset value, end of period	$9.42	$10.11
Total return (3)	(3.87)%	1.10	% (8)
Net assets, at end of period (000s)	$9,583	$2,363
Ratio of gross expenses to average net assets (4)(6)	2.58%	28.92	% (5)
Ratio of net expenses to average net assets (6)	1.35%	1.35	% (5)
Ratio of net investment income to average net assets (7)	1.65%	7.58	% (5)
Portfolio Turnover Rate	443%	59	% (8)

(1)	The Newfound Multi-Asset Income Fund commenced operations on September 8, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Amount represents less than $0.01 per share.

(10)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

See accompanying notes to financial statements.

The Newfound Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

	Newfound Risk Managed U.S. Sectors Fund
	Class A	Class C	Class I
	Period Ended	Period Ended	Period Ended
	March 31, 2016 (1)	March 31, 2016 (1)	March 31, 2016 (1)

Net asset value, beginning of period	$10.00	$10.00	$10.00
Activity from investment operations:
Net investment Income (loss) (2)	0.04	(0.03)	0.03
Net realized and unrealized loss on investments	(1.12)	(1.08)	(1.10)
Total from investment operations	(1.08)	(1.11)	(1.07)
Less distributions from:
Return of capital
Net investment income	(0.02)	—	(0.02)
Total distributions	(0.02)	—	(0.02)
Paid-in-Capital From Redemption Fees (9)	—	—	—
Net asset value, end of period	$8.90	$8.89	$8.91
Total return (3)(8)	(10.83)%	(11.10)%	(10.66)%
Net assets, at end of period (000s)	$9,197	$981	$2,393
Ratio of gross expenses to average net assets (4)(5)(6)	3.61%	4.36%	3.36%
Ratio of net expenses to average net assets (5)(6)	1.50%	2.25%	1.25%
Ratio of net investment loss to average net assets (5)(7)	0.54%	(0.46)%	0.37%
Portfolio Turnover Rate (8)	308%	308%	308%

(1)	The Newfound Risk Managed U.S. Sectors Fund commenced operations on June 2, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

See accompanying notes to financial statements.

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS
March 31, 2016

1.	ORGANIZATION

The Newfound Risk Managed Global Sectors Fund (“Risk Managed Global Sectors Fund”), the Newfound Total Return Fund (“Total Return Fund”), the Newfound Multi-Asset Income Fund (“Multi-Asset Income Fund”), and the Newfound Risk Managed U.S. Sectors Fund (“Risk Managed U.S. Sectors Fund”) (collectively the “Funds”) are each a series of shares of beneficial interest of the Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011 under the laws of the state of Delaware registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified, open-end management investment company. The Risk Managed Global Sectors Fund primarily seeks long term capital appreciation and secondarily seeks capital preservation. The Total Return Fund seeks capital appreciation and income. The Multi-Asset Income Fund seeks income with capital appreciation as a secondary objective. The Risk Managed U.S. Sectors Fund seeks long term capital appreciation with an emphasis on preservation of capital. The Risk Managed Global Sectors Fund commenced operations on May 19, 2014. The Total Return Fund and Multi-Asset Income Fund commenced operations on September 8, 2014. The Risk Managed U.S. Sectors Fund commenced operations on June 2, 2015.

The Funds currently offer Class A, Class C, and Class I shares. Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the respective Fund and classes of a Fund are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares of a Fund have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2016

Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub -advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its NAV. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Each Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2016

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2016, for the Funds’ assets and liabilities measured at fair value:

Risk Managed Global Sectors Fund

			Level 3 (Other
		Level 2 (Other	Significant
		Significant	Unobservable
Assets *	Level 1 (Quoted Prices)	Observable Inputs)	Inputs)	Total
Exchange Traded Funds	$63,903,628	$—	$—	$63,903,628
Short-Term Investments	4,874,577	—	—	4,874,577
Total	$68,778,205	$—	$—	$68,778,205

Total Return Fund

			Level 3 (Other
		Level 2 (Other	Significant
		Significant	Unobservable
Assets *	Level 1 (Quoted Prices)	Observable Inputs)	Inputs)	Total
Exchange Traded Funds	$437,462	$—	$—	$437,462
Short-Term Investments	2,269	—	—	2,269
Total	$439,731	$—	$—	$439,731

Multi-Asset Income Fund

			Level 3 (Other
		Level 2 (Other	Significant
		Significant	Unobservable
Assets *	Level 1 (Quoted Prices)	Observable Inputs)	Inputs)	Total
Exchange Traded Funds	$14,609,472	$—	$—	$14,609,472
Total	$14,609,472	$—	$—	$14,609,472

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2016

Risk Managed U.S. Sectors Fund

			Level 3 (Other
		Level 2 (Other	Significant
		Significant	Unobservable
Assets *	Level 1 (Quoted Prices)	Observable Inputs)	Inputs)	Total
Exchange Traded Funds	$12,514,674	$—	$—	$12,514,674
Short-Term Investments	66,382	—	—	66,382
Total	$12,581,056	$—	$—	$12,581,056

The Funds did not hold any Level 2 or Level 3 securities during the period.

There were no transfers into and out of any Level during the current period presented.

It is the Funds’ policy to recognize transfers into or out of any Level at the end of the reporting period.

*	Refer to the Schedule of Investments for classification by asset class.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex -dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually for the Risk Managed Global Sectors Fund, and quarterly for the Total Return Fund, Multi-Asset Income Fund, and Risk Managed U.S. Sectors Fund. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – Each Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2013-2015, or expected to be taken in the Fund’s 2016 tax returns. The Funds identified their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2016

3.	INVESTMENT TRANSACTIONS

For the period ended March 31, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $304,103,943 and $309,179,372, respectively, for Risk Managed Global Sectors Fund, $744,796 and $608,326, respectively, for Total Return Fund, $53,432,025 and $41,050,650, respectively, for Multi-Asset Income Fund and $29,671,644 and $16,883,002, respectively, for Risk Managed U.S. Sectors Fund.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Newfound Research LLC serves as the Funds’ investment advisor (the “Advisor”). Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Funds pay the Advisor a management fee, calculated and accrued daily and paid monthly, at an annual rate of 1.15%, 0.90%, 1.00%, and 0.95% of the Risk Managed Global Sectors Fund’s, Total Return Fund’s, Multi-Asset Income Fund’s, and Risk Managed U.S. Sectors Fund’s average daily net assets, respectively.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until July 31, 2016 to waive a portion of its management fees and reimburse expenses of each Fund, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 1.75%, 2.50% and 1.50% of average daily net assets attributable to the Risk Managed Global Sectors Fund Class A, Class C, and Class I shares, respectively, 1.50%, 2.25%, and 1.25% attributable to the Total Return Fund Class A, Class C, and Class I shares, respectively, 1.60%, 2.35%, and 1.35% attributable to the Multi-Asset Income Fund Class A, Class C and Class I shares, respectively, and 1.50%, 2.25%, and 1.25% attributable to the Risk Managed U.S. Sectors Fund Class A, Class C and Class I shares, respectively.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s management fees are subsequently less than the agreed upon percentage of average daily net assets attributable to Class A, Class C, and Class I shares, the Advisor shall be entitled to reimbursement by the Fund for such waiver. For the year or period ended March 31, 2016, the Advisor waived $19,998, $63,114, $56,607 and $21,965 in expenses for the Risk Managed Global Sectors Fund, Total Return Fund, Multi-Asset Income Fund, and Risk Managed U.S. Sectors Fund, respectively. As of March 31, 2016, the Advisor has waived/reimbursed expenses that may be recovered no later than March 31 of the year indicated below:

	2018	2019
Risk Managed Global Sectors Fund	$77,852	$132,395
Total Return Fund	$80,347	$132,840
Multi-Asset Income Fund	$81,071	$112,312
Risk Managed US Sectors Fund	$0	$62,000

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% and 1.00% of the average daily net assets attributable to the Class A shares and Class C shares, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor.

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2016

The Plans are a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. The Plans further provide for periodic payments to brokers, dealers and other financial intermediaries, for providing shareholder services and for promotional and other sales-related costs. For the year or period ended March 31, 2016, the Funds accrued the following fees under the Plans:

Fund	Fee
Risk Managed Global Sectors Fund	$24,445
Total Return Fund	721
Multi -Asset Income Fund	7,526
Risk Managed U.S. Sectors Fund	9,714

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C, and Class I shares. During the period ended March 31, 2016 the Distributor received $753, $0, and $0 in underwriting commissions for Class A shares, Class C shares, and Class I shares, respectively for the Risk Managed Global Sectors Fund, of which $111, $0, and $0 was retained by the principal underwriter or other affiliated broker-dealers for Class A shares, Class C shares, and Class I shares, respectively. The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C, and Class I shares. The Distributor received $12,408, $0, and $0 in underwriting commissions for Class A shares, Class C shares, and Class I shares, respectively for the Multi-Asset Income Fund, of which $ 2,155, $0, and $0 was retained by the principal underwriter or other affiliated broker-dealers for Class A shares, Class C shares, and Class I shares, respectively. The Distributor received $ 4,348, $0, and $0 in underwriting commissions for Class A shares, Class C shares, and Class I shares, respectively for the Risk Managed US Sectors Fund, of which $669, $0, and $0 was retained by the principal underwriter or other affiliated broker -dealers for Class A shares, Class C shares, and Class I shares, respectively. The Total Return Fund did not have any underwriting commissions for all classes.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

5.	UNDERLYING FUND RISK

Each underlying fund, including each Exchange- Traded Fund (“ETF”), is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses.

The Risk Managed US Sectors Fund currently seeks to achieve its investment objective by investing a portion of its assets in the iShares 1-3 Year Treasury Bond ETF, the Consumer Staples Select Sector SPDR Fund, and the Utilities Select Sector SPDR Fund (the “Securities”). The Funds may redeem their investments from the Securies at any time

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2016

if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Risk Managed US Sectors Fund may be directly affected by the performance of the Securities. The annual report of the Securities, along with the report of the independent registered public accounting firm is included in the applicable Securities’ N-CSR available at “www.sec.gov”. As of March 31, 2016 the percentage of the Risk Managed US Sectors Fund’s net assets was 37.10%, 25.48%, and 25.82% invested in the iShares 1-3 Year Treasury Bond ETF, Consumer Staples Select Sector SPDR Fund, and Utilities Select Sector SPDR Fund, respectively.

6.	INVESTMENTS IN AFFILIATED COMPANIES

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the Newfound Risk Managed Global Sectors Fund’s at March 31, 2016 are noted in the Fund’s Portfolio of Investments. Transactions during the year with companies which are affiliates are as follows:

					Dividends Credited
CUSIP	Description	Value - Beginning of Year	Purchases	Sales Proceeds	to Income	Value -End of Year
JXI	iShares Global Utilities ETF	$—	$19,270,825	$(10,433,598)	$149,116	$9,843,505

7.	REDEMPTION FEES

A 1.00% redemption fee is imposed by the Funds to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions of shares made within 90 days of purchase date. Redemption fees are recorded by the Fund as a redemption of Fund shares and as a credit to paid-in-capital. For the year or period ended March 31, 2016 the Funds received $ 5,457, $0, $828, and $166 in redemption fees for the Risk Managed Global Sectors Fund, Total Return Fund, Multi-Asset Income Fund, and Risk Managed US Sectors Fund, respectively.

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the period ended March 31, 2016 and March 31, 2015 was as follows:

	For the period ended March 31, 2016				For the period ended March 31, 2015
	Ordinary	Long-Term	Return of		Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total	Income	Capital Gains	Capital	Total
Newfound Risk Managed Global Sectors Fund	$393,559	$—	$18,571	$412,130	$466,568	$—	$23,664	$490,232
Newfound Total Return Fund	7,252	49	266	7,567	—	—	—	—
Newfound Multi-Asset Income Fund	176,563	—	10,900	187,463	—	—	—	—
Newfound Risk Managed U.S. Sectors Fund	14,300	—	2,217	16,517	—	—	—	—

As of March 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Fund	Income	Capital Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
Newfound Risk Managed Global Sectors Fund	$—	$—	$(6,763,945)	$—	$(2,909,764)	$1,781,184	$(7,892,525)
Newfound Total Return Fund	—	—	(2,077)	—	(21,402)	5,292	(18,187)
Newfound Multi-Asset Income Fund	—	—	(335,089)	—	(204,868)	150,431	(389,526)
Newfound Risk Managed U.S. Sectors Fund	—	—	(100,846)	—	(532,053)	358,931	(273,968)

The difference between book basis and tax basis unrealized appreciation/depreciation, and accumulated net realized gain/(loss) from investments is primarily attributable to the tax deferral of losses on wash sales.

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2016

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Newfound Risk Managed Global Sectors Fund incurred and elected to defer such late year losses as follows:

Late Year
Fund	Losses
Newfound Risk Managed Global Sectors Fund	$193,255
Newfound Total Return Fund	—
Newfound Multi-Asset Income Fund	—
Newfound Risk Managed U.S. Sectors Fund	—

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Post October
Fund	Losses
Newfound Risk Managed Global Sectors Fund	$2,716,509
Newfound Total Return Fund	21,402
Newfound Multi-Asset Income Fund	204,868
Newfound Risk Managed U.S. Sectors Fund	532,053

At March 31, 2016, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Fund	Short-Term	Long-Term	Total	Expiration
Newfound Risk Managed Global Sectors Fund	$6,659,421	$104,524	$6,763,945	Non-expiring
Newfound Total Return Fund	2,077	—	2,077	Non-expiring
Newfound Multi-Asset Income Fund	334,894	195	335,089	Non-expiring
Newfound Risk Managed U.S. Sectors Fund	100,846	—	100,846	Non-expiring

Permanent book and tax differences, primarily attributable to the reclass of ordinary income distributions and adjustments for non-deductible expenses, resulted in reclassifications for the Funds for the period ended March 31, 2016 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
Fund	Capital	Income (Loss)	Gains (Loss)
Newfound Risk Managed Global Sectors Fund	$(18,571)	$18,571	$—
Newfound Total Return Fund	(266)	261	5
Newfound Multi-Asset Income Fund	(11,212)	11,212	—
Newfound Risk Managed U.S. Sectors Fund	(2,217)	2,217	—

9.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the outstanding shares of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of March 31, 2016, SP Investment Associates was the record owner of 35.32% of the Risk Managed Global Sectors Fund’s outstanding shares, Charles Schwab & Co. was the record owner of 56.06% of the Total Return Fund’s outstanding shares, National Financial Services, LLC and TD Ameritrade were the record owners of 44.98% and 25.19% of the Multi-Asset Income Fund’s outstanding shares, respectively. Charles Schwab & Co., SP Investment Associates, and National Financial Services, LLC may be the beneficial owner of some or all of the shares for each respective Fund, or may hold the shares for

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2016

the benefit of others. As a result, Charles Schwab & Co., SP Investment Associates, National Financial Services, LLC, and TD Ameritrade may be deemed to control the Risk Managed Global Sectors Fund, Total Return Fund, and Multi-Asset Income Fund, respectively.

10.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures..

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust III

and the Shareholders of Newfound Risk Managed Global Sectors Fund, Newfound Total Return Fund, and Newfound Multi-Asset Income Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Newfound Risk Managed Global Sectors Fund, Newfound Total Return Fund, and Newfound Multi-Asset Income Fund (collectively the Funds), each a separate series of Northern Lights Fund Trust III, as of March 31, 2016, and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for the year then ended and for the periods from each respective Fund’s commencement of operations through March 31, 2015. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Newfound Risk Managed Global Sectors Fund, Newfound Total Return Fund and Newfound Multi-Asset Income Fund as of March 31, 2016, and the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the year then ended and for the periods from each Fund’s commencement of operations through March 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Denver, Colorado

May 31, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust III

and the Shareholders of Newfound Risk Managed U.S. Sectors Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Newfound Risk Managed U.S. Sectors Fund (the Fund), a separate series of Northern Lights Fund Trust III, as of March 31, 2016, and the related statements of operations, changes in net assets and financial highlights for the period from June 2, 2015 (commencement of operations) through March 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Newfound Risk Managed U.S. Sectors Fund as of March 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for the period from June 2, 2015 (commencement of operations) through March 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Denver, Colorado

May 31, 2016

The Newfound Funds
Expense Examples (Unaudited)
March 31, 2016

Example

As a shareholder of a Fund you will incur two types of costs: (1) transaction costs, including sales loads and redemption fees; and (2) ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual Ending Account Value” shown is derived from each Fund’s actual return, and the “Actual Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	10/1/15	3/31/16	Period	3/31/16	Period

Newfound Risk Managed Global Sectors Fund – Class A (a)	1.75%	$1,000.00	$981.10	$8.67	$1,016.25	$8.82
Newfound Risk Managed Global Sectors Fund – Class C (a)	2.50%	$1,000.00	$977.40	$12.36	$1,012.50	$12.58
Newfound Risk Managed Global Sectors Fund – Class I (a)	1.50%	$1,000.00	$983.00	$7.44	$1,017.50	$7.57
Newfound Total Return Fund – Class A (a)	1.50%	$1,000.00	$1,003.20	$7.51	$1,017.50	$7.57
Newfound Total Return Fund – Class C (a)	2.25%	$1,000.00	$999.30	$11.25	$1,013.75	$11.33
Newfound Total Return Fund – Class I (a)	1.25%	$1,000.00	$1,005.50	$6.27	$1,018.75	$6.31
Newfound Multi-Asset Income Fund – Class A (a)	1.60%	$1,000.00	$1,007.70	$8.03	$1,017.00	$8.07
Newfound Multi-Asset Income Fund – Class C (a)	2.35%	$1,000.00	$1,004.00	$11.77	$1,013.25	$11.83
Newfound Multi-Asset Income Fund – Class I (a)	1.35%	$1,000.00	$1,008.80	$6.78	$1,018.25	$6.81
Newfound Risk Managed U.S. Sectors Fund – Class A (a)	1.50%	$1,000.00	$974.60	$7.90	$1,017.50	$8.07
Newfound Risk Managed U.S. Sectors Fund – Class C (a)	2.25%	$1,000.00	$971.60	$11.58	$1,013.75	$11.83
Newfound Risk Managed U.S. Sectors Fund – Class I (a)	1.25%	$1,000.00	$976.40	$6.67	$1,018.75	$6.81

(a)	Actual Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 days and divided by 366.

The Newfound Funds
ADDITIONAL INFORMATION (Unaudited)
March 31, 2016

Renewal of Advisory Agreement – Newfound Risk Managed Global Sectors Fund

In connection with a meeting held on February 17th and 18th, 2016, the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as revised, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between Newfound Research, LLC. (“NFR”), and the Trust, with respect to the Newfound Risk Managed Global Sectors Fund (“Newfound GS” or the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to Newfound GS and the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The Trustees conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Service. The Board noted that NFR was established in 2008 as a financial technology and product innovation firm creating rules based, behavior driven investment strategies of customized multi-asset portfolios based on its proprietary intellectual property and analytics. The Board noted NFR manages approximately $75 million in assets directly, and approximately $1.45 billion in assets under advisement. The Board reviewed the background information of the key investment personnel responsible for servicing the Fund and was satisfied with the firm’s diverse experience in finance, compliance, computational finance, corporate, and technology fields. The Board highlighted the fact that NFR manages several other mutual funds, including three other series of the Trust. The Trustees reviewed NFR’s investment process and noted that NFR utilizes its rules based quantitative model and its research to allocate the portfolio across several sectors in the global markets based on the sector’s positive or negative momentum. The Trustees also noted that NFR regularly monitors these investments to ensure they are performing as expected in different market environments and adjust the investment vs. cash allocation when the model signals indicate a high risk environment. The Board further acknowledged that NFR attempts to mitigate model risk by reviewing the model’s data each time the models generate new portfolio allocations to reduce the risk of a data or calculation error that could result in incorrect allocations. The Board reviewed NFR’s best execution practices and noted they appeared to have a strong process in place to both select and continuously review broker/dealers. In addition, the Board observed that NFR had no material compliance or litigation issues to report since the previous approval of the advisory agreement. The Board expressed satisfaction regarding the firm’s strong industry reputation and the fact that it has invested additional resources back into the firm to grow its capabilities. The Trustees concluded the NFR has and is likely to continue to provide high quality service to Newfound GS and its shareholders.

Performance. The Board reviewed the performance of the Fund, noting that it had negative overall performance, but still outperformed the Fund’s benchmark, the MSCI ACWI Index, as well as its peer group during the past year and since inception periods. The Board observed the fact that the Fund overall was generally in line with both its Morningstar category, as well as the adviser’s selected Morningstar category, over the same periods. The Trustees acknowledged that the past year has been a difficult time for the Fund’s strategy in light of the trendless market environment it has faced. However, the Board stated its satisfaction that the Fund’s strategy has kept whipsaws to a minimum in such a volatile market, noting that this often proves difficult for tactical strategies. The Board concluded that, in light of these factors, and the fact that the Fund’s performance was in line or above its peers, it was satisfied that the strategy appeared to be performing consistent with expectations and, going forward, has the potential to provide value to the Fund and its shareholders.

The Newfound Funds
ADDITIONAL INFORMATION (Unaudited) (Continued)
March 31, 2016

Fees & Expenses. The Board noted that the NFR charges an annual advisory fee of 1.15%, which is higher than the peer group average and each of the Fund’s Morningstar category and adviser-selected Morningstar category averages, though within the range of each. The Board further noted that the Fund’s expense ratio was also higher than each of the peer group average, the Fund’s Morningstar category average, and the adviser-selected Morningstar category average, but again within the range of each. The Board also observed that NFR charges its separately managed accounts a lower advisory fee, but understood NFR’s reasoning regarding additional costs related to the management of a mutual fund as compared to a separate account. The Board also took into account the fact that the Fund utilizes a large number of other investment companies in performing its strategy, which caused the Fund to have a significant acquired fund fee expense. In addition, the Board considered NFR’s notation that the peer group serves as the best comparison to the Fund’s active management strategy, as these funds also utilize a similar strategy. In this context, the Board agreed that NFR’s advisory fees, while slightly higher, were not unreasonable as compared to the peer group. The Board concluded that based on NFR’s experience, expertise and services provided to the Fund, the advisory fee charged by NFR was not unreasonable.

Economies of Scale. The Board discussed the size of the Fund and its prospect for growth, concluding that it had not yet achieved meaningful economies justifying breakpoints. Upon the Board’s request, a NFR representative agreed that, as the Fund grows and NFR achieves economies of scale, the firm would be willing to discuss the implementation of breakpoints in the advisory fee at that time. After discussion, the Board agreed to monitor and address the issue at the appropriate time.

Profitability. The Trustees reviewed the profitability analysis in connection with the management of the Fund provided by NFR. They observed the fact that NFR showed a modest, but not unreasonable profit from its relationship with the Fund. The Trustees concluded the level of profit realized by NFR in connection with its relationship with the Fund was not excessive.

Conclusion. Having requested and received such information from NFR as the Board believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee structure was reasonable and that renewal of the advisory agreement was in the best interests of the Trust and the shareholders of Newfound GS.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

NEWFOUND FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2016

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees
Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2008).	39	Wasatch Funds Trust, (since 1986); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (since December 2007 to February 2014); Lifetime Achievement Fund, Inc. (February 2012 to April 2012).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since 2007).	39	Monetla Mutual Funds (since 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	149	Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Lifetime Achievement Fund, Inc. (February 2012 to April 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA ( 2008-2011).	149	Alternative Strategies Fund (since June 2010); Lifetime Achievement Fund, Inc. (February 2007 to April 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Retired (since 2014); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (1976-2014).	39	PS Technology, Inc. (2010-2013).

*	The address of each Trustee and officer is c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, Nebraska 68130

**	The “Fund Complex” includes the following registered management investment companies in addition to the Trust: Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust IV and Northern Lights Variable Trust.

3/31/16-NLFT III-v1

NEWFOUND FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
March 31, 2016

Officers of the Trust

Name, Address Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	President	May 2015, indefinite	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).
Brian Curley 80 Arkay Drive Hauppauge, NY 11788 1970	Treasurer	February 2013, indefinite	Vice President, Gemini Fund Services, LLC (2015 to present), Assistant Vice President, Gemini Fund Services, LLC (April 2012 to December 2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008 – 2012).
Eric Kane 80 Arkay Drive Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite	Assistant Vice President, Gemini Fund Services, LLC (2014 to present), Staff Attorney, Gemini Fund Services, LLC (March, 2013 to July 2014), Law Clerk, Gemini Fund Services, LLC (October, 2009 to March, 2013), Legal Intern, NASDAQ OMX (January 2011 to September 2011).
William Kimme 17605 Wright Street Omaha, NE 68130 1962	Chief Compliance Officer	February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (August, 2009-September 2011).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-394-9777.

3/31/16-NLFT III-v1

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■      Social Security number and income

■      assets, account transfers and transaction history

■      investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes– information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes– information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■     open an account or give us contact information

■     provide account information or give us your income information

■     make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes—information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III doesn’t share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-394-9777 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file, or will file other complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available, or will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-394-9777.

INVESTMENT ADVISOR
Newfound Research LLC
425 Boylston Street, 3rd Floor
Boston, Massachusetts 02116

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that Mark Taylor is an independent audit committee financial expert.

(a)(2) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2016 - $58,000

2015 - $40,500

(b)	Audit-Related Fees

2016 – None

2015 – None

(c)	Tax Fees

2016 – 12,000

2015 - $7,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 – None

2015 – None

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ James P. Ash

James P. Ash, Principal Executive Officer/President

Date 6/3/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ James P. Ash

James P. Ash, Principal Executive Officer/President

Date 6/3/2016

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 6/3/2016